EXHIBIT 10.2


                             PENTEGRA SERVICES, INC.




                    EMPLOYEES' SAVINGS & PROFIT SHARING PLAN
                               BASIC PLAN DOCUMENT


















1/1/2001


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


                                                TABLE OF CONTENTS

ARTICLE I            PURPOSE AND DEFINITIONS...................................................................   1

ARTICLE II           PARTICIPATION AND MEMBERSHIP.............................................................   10
     Section 1       Eligibility Requirements.................................................................   10
     Section 2       Exclusion of Certain Employees............................................................. 11
     Section 3       Waiver of Eligibility Requirements......................................................... 11
     Section 4       Exclusion of Non-Salaried Employees........................................................ 11
     Section 5       Commencement of Participation.............................................................. 12
     Section 6       Termination of Participation............................................................... 12

ARTICLE III          CONTRIBUTIONS.............................................................................. 13
     Section 1       Contributions by Members................................................................... 13
     Section 2       Elective Deferrals by Members.............................................................. 13
     Section 3       Transfer of Funds and Rollover Contributions by Members.................................... 14
     Section 4       Employer Contributions - General........................................................... 15
     Section 5       Employer Matching Contributions............................................................ 15
     Section 6       Employer Basic Contributions............................................................... 16
     Section 7       Supplemental Contributions by Employer..................................................... 16
     Section 8       The Profit Sharing Feature................................................................. 17
     Section 9       The 401(k) Feature......................................................................... 19
     Section 10      Determining the Actual Deferral Percentages................................................ 21
     Section 11      Determining the Actual Contribution Percentages............................................ 23
     Section 12      The Aggregate Limit Test................................................................... 26
     Section 13      Remittance of Contributions................................................................ 27
     Section 14      Safe Harbor CODA........................................................................... 28

ARTICLE IV           INVESTMENT OF CONTRIBUTIONS................................................................ 30
     Section 1       Investment by Trustee or Custodian......................................................... 30
     Section 2       Member Directed Investments................................................................ 30
     Section 3       Employer Securities........................................................................ 31

ARTICLE V            MEMBERS' ACCOUNTS, UNITS AND VALUATION..................................................... 32

ARTICLE VI           VESTING OF ACCOUNTS........................................................................ 33
     Section 1       Vesting of Member Contributions, 401(k) Deferrals, Qualified
                     Nonelective Contributions and Rollover Contributions....................................... 33
     Section 2       Vesting of Employer Contributions.......................................................... 33
     Section 3       Forfeitures................................................................................ 36

ARTICLE VII          WITHDRAWALS AND DISTRIBUTIONS.............................................................. 38
     Section 1       General Provisions......................................................................... 38
     Section 2       Withdrawals While Employed................................................................. 39
     Section 3       Distributions Upon Termination of Employment............................................... 41
     Section 4       Distributions Due to Disability............................................................ 46
     Section 5       Distributions Due to Death................................................................. 46
     Section 6       Minimum Required Distributions............................................................. 47




ARTICLE VIII         LOAN PROGRAM............................................................................... 49
     Section 1       General Provisions ........................................................................ 49
     Section 2       Loan Application........................................................................... 49
     Section 3       Permitted Loan Amount...................................................................... 51
     Section 4       Source of Funds for Loan................................................................... 51
     Section 5       Conditions of Loan......................................................................... 52
     Section 6       Crediting of Repayment..................................................................... 52
     Section 7       Cessation of Payments on Loan.............................................................. 53
     Section 8       Loans to Former Members.................................................................... 53

ARTICLE IX           ADMINISTRATION OF PLAN AND ALLOCATION
                       OF RESPONSIBILITIES...................................................................... 54
     Section 1       Fiduciaries................................................................................ 54
     Section 2       Allocation of Responsibilities Among the Fiduciaries....................................... 54
     Section 3       No Joint Fiduciary Responsibilities........................................................ 57
     Section 4       Investment Manager......................................................................... 57
     Section 5       Advisor to Fiduciary....................................................................... 58
     Section 6       Service in Multiple Capacities............................................................. 58
     Section 7       Appointment of Plan Administrator.......................................................... 58
     Section 8       Powers of the Plan Administrator........................................................... 58
     Section 9       Duties of the Plan Administrator........................................................... 59
     Section 10      Action by the Plan Administrator........................................................... 59
     Section 11      Discretionary Action....................................................................... 59
     Section 12      Compensation and Expenses of Plan Administrator............................................ 59
     Section 13      Reliance on Others......................................................................... 60
     Section 14      Self Interest.............................................................................. 60
     Section 15      Personal Liability - Indemnification....................................................... 60
     Section 16      Insurance.................................................................................. 61
     Section 17      Claims Procedures.......................................................................... 61
     Section 18      Claims Review Procedures................................................................... 62

ARTICLE X            MISCELLANEOUS PROVISIONS................................................................... 63
     Section 1       General Limitations........................................................................ 63
     Section 2       Top Heavy Provisions....................................................................... 65
     Section 3       Information and Communications............................................................. 68
     Section 4       Small Account Balances..................................................................... 68
     Section 5       Amounts Payable to Incompetents, Minors or Estates......................................... 68
     Section 6       Non-Alienation of Amounts Payable.......................................................... 68
     Section 7       Unclaimed Amounts Payable.................................................................. 69
     Section 8       Leaves of Absence.......................................................................... 69
     Section 9       Return of Contributions to Employer........................................................ 71
     Section 10      Controlling Law............................................................................ 71

ARTICLE XI           AMENDMENT & TERMINATION.................................................................... 72
     Section 1       General.................................................................................... 72
     Section 2       Termination of Plan and Trust.............................................................. 72
     Section 3       Liquidation of Trust Assets in the Event of Termination.................................... 72
     Section 4       Partial Termination........................................................................ 73
     Section 5       Power to Amend............................................................................. 73




     Section 6       Solely for Benefit of Members, Terminated
                       Members and their Beneficiaries.......................................................... 74
     Section 7       Successor to Business of the Employer...................................................... 74
     Section 8       Merger, Consolidation and Transfer......................................................... 74
     Section 9       Revocability............................................................................... 75

TRUSTS ESTABLISHED UNDER THE PLAN............................................................................... 76


                                    ARTICLE I
                             PURPOSE AND DEFINITIONS


Section 1.1

This Plan and Trust, as evidenced hereby, and the applicable Adoption Agreement and Trust Agreement(s), are designed and intended to qualify in form as a qualified profit sharing plan and trust under the applicable provisions of the Internal Revenue Code of 1986, as now in effect or hereafter amended, or any other applicable provisions of law including, without limitation, the Employee Retirement Income Security Act of 1974, as amended. Effective January 1, 2001, except as otherwise provided, the Plan is hereby amended and restated in its entirety to provide as follows:

Section 1.2

The following words and phrases as used in this Plan shall have the following meanings:

(A) "Account" means the Plan account established and maintained in respect of each Member pursuant to Article V, to which Account shall be allocated, as applicable, the Member=s after-tax amounts, 401(k) amounts, Employer matching amounts, basic amounts, supplemental amounts, profit sharing amounts, qualified non-elective contribution amounts, rollover amounts, and funds directly transferred to the Plan.

(B)  "Actual Deferral Percentage Test Safe Harbor" means the method described in
     Section 3.14 (A) of Article III for satisfying the actual deferral percentage test of ss.401(k)(3) of the Code.

(C) "Actual Deferral Percentage Test Safe Harbor Contributions" means Employer matching contributions and non-elective contributions described in section
     3.14 (A) (1) of Article III.

(D) "Adoption Agreement" means the separate document by which the Employer has adopted the Plan and specified certain of the terms and provisions hereof. If any term, provision or definition contained in the Adoption Agreement is inconsistent with any term, provision or definition contained herein, the one set forth in the Adoption Agreement shall govern. The Adoption Agreement shall be incorporated into and form an integral part of the Plan.


                                       1

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(E)  "Beneficiary"  means the person or persons designated to receive any amount payable under the Plan upon the death of a Member. Such designation may be made or changed only by the Member on a form provided by, and filed with, the Third Party Administrator prior to his death. If the Member is not survived by a Spouse and if no Beneficiary is designated, or if the designated Beneficiary predeceases the Member, then any such amount payable shall be paid to such Member=s estate upon his death.

(F)  "Board" means the Board of Directors of the Employer adopting the Plan.

(G)  "Break in Service" means:

     1. Where an Employer has elected, in its Adoption Agreement, to use the hours of service method for eligibility and/or vesting, a Plan Year during which an individual has not completed more than 500 Hours of Employment, as determined by the Plan Administrator in accordance with the IRS Regulations. Solely for purposes of determining whether a Break in Service has occurred, an individual shall be credited with the Hours of Employment which such individual would have completed but for a maternity or paternity absence, as determined by the Plan Administrator in accordance with this Paragraph, the Code and the applicable regulations issued by the DOL and the IRS; provided, however, that the total Hours of Employment so credited shall not exceed 501 and the individual timely provides the Plan Administrator with such information as it may require. Hours of Employment credited for a maternity or paternity absence shall be credited entirely (i) in the Plan Year in which the absence began if such Hours of Employment are necessary to prevent a Break in Service in such year, or (ii) in the following Plan Year. For purposes of this Paragraph, maternity or paternity absence shall mean an absence from work by reason of the individual=s pregnancy, the birth of the individual=s child or the placement of a child with the individual in connection with the adoption of the child by such individual, or for purposes of caring for a child for the period immediately following such birth or placement.

     2. Where an Employer has elected to use the elapsed time method for eligibility and/or vesting service, a Period of Severance of at least 12 consecutive months.


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(H)  "Code"  means the  Internal  Revenue  Code of 1986,  as now in effect or as hereafter amended. All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.

(I) "Commencement Date" means the date on which an Employer begins to participate in the Plan.

(J) "Contribution Determination Period" means the Plan Year, fiscal year, or calendar or fiscal quarter, as elected by an Employer, upon which eligibility for and the maximum permissible amount of any Profit Sharing contribution, as defined in Article III, is determined. Notwithstanding the foregoing, for purposes of Article VI, Contribution Determination Period means the Plan Year.

(K) "Disability" means a Member=s disability as defined in Article VII, Section 7.4.

(L)  "DOL" means the United States Department of Labor.

(M) "Employee" means any person in Employment, and who receives compensation from, the Employer, and any leased employee within the meaning of Section 414(n)(2) of the Code. Notwithstanding the foregoing, if such leased employees constitute no more than twenty percent (20%) of the Employer=s non-highly compensated work force within the meaning of Section 414(n)(5) of the Code, such leased employees shall not be considered Employees if they are covered by a plan meeting the safe harbor requirements of Section 414(n)(5) of the Code.

(N) "Employer" means the entity named in the Adoption Agreement and any other entity which, together therewith, constitutes an affiliated service group (as defined in Section 414(m)(2) of the Code) , any corporation which, together therewith, constitutes a controlled group of corporations as defined in Section 1563 of the Code, and any other trade or business (whether incorporated or not) which, together therewith, are under common control as defined in Section 414(c) of the Code, which have adopted the Plan. For purposes of the definition of "Salary" in Section 1.2(II) and
     Article III of the Plan, "Employer" shall refer only to the applicable entity that is participating in the Plan.

(O)  "Employment" means service with an Employer.


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(P)  "Enrollment  Date" means the date on which an Employee  becomes a Member as provided under Article II.

(Q) "ERISA" means the Employee Retirement Income Security Act of 1974, as now in effect or as hereafter amended.

(R) "Fiduciary" means any person who (i) exercises any discretionary authority or control with respect to the management of the Plan or control with respect to the management or disposition of the assets thereof, (ii) renders any investment advice for a fee or other compensation, direct or indirect, with respect to any moneys or other property of the Plan, or has any discretionary authority or responsibility to do so, or (iii) has any discretionary authority or responsibility in the administration of the Plan, including any other persons (other than trustees) designated by any Named Fiduciary to carry out fiduciary responsibilities, except to the extent otherwise provided by ERISA.

(S) "Highly Compensated Employee" means for Plan Years beginning after December 31, 1996, an Employee (i) who is a 5 percent owner at any time during the look-back year or determination year, or (ii)(a) who is employed during the deter-mination year and who during the look-back year received compensation from the Employer in excess of $80,000 (as adjusted pursuant to the Code and Regulations for changes in the cost of living), and (b) if elected by the Employer was in the top-paid group of Employees for such look-back year.

     For this purpose, the determination year shall be the Plan Year. The look-back year shall be the 12-month period immediately preceding the determination year. The Employer may, however, as indicated in the Adoption Agreement, make a calendar year data election. If a calendar year data election is made, the look- back year shall be the calendar year ending within the Plan Year for purposes of determining who is a Highly Compensated Employee (other than for 5% owners).

     The top-paid group shall consist of the top 20 percent of the Employees when ranked on the basis of compensation paid by the Employer.

     The determination of who is a Highly Compensated Employee will be made in accordance with Section 414(q) of the Code and the IRS Regulations thereunder.


                                       4

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(T)  "Hour of  Employment"  means each hour during  which an  Employee  performs service (or is treated as performing service as required by law) for the Employer and, except in the case of military service, for which he is directly or indirectly paid, or entitled to payment, by the Employer (including any back pay irrespective of mitigation of damages), all as determined in accordance with applicable DOL Regulations.

(U) "Investment Manager" means any Fiduciary other than a Trustee or Named Fiduciary who (i) has the power to manage, acquire or dispose of any asset of the Plan; (ii) is (a) registered as an investment advisor under the Investment Advisors Act of 1940; (b) is a bank, as defined in such Act, or
     (c) is an insurance company qualified to perform the services described in clause (i) hereof under the laws of more than one state of the United States; and (iii) has acknowledged in writing that he is a Fiduciary with respect to the Plan.

(V)  "IRS" means the United States Internal Revenue Service.

(W) "Leave of Absence" means an absence authorized by an Employee=s Employer and approved by the Plan Administrator, on a uniform basis, in accordance with Article X.

(X)  "Member"  means an Employee  enrolled in the  membership  of the Plan under
     Article II.

(Y)  "Month" means any calendar month.

(Z) "Named Fiduciary" means the Fiduciary or Fiduciaries named herein or in the Adoption Agreement who jointly or severally have the authority to control and manage the operation and administration of the Plan.

(AA) "Non-highly Compensated Employee" means an Employee who is not a Highly Compensated Employee.

(BB) "Normal Retirement Age" means the Member=s sixty-fifth (65th) birthday unless otherwise specified in the Adoption Agreement.


                                       5

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(CC)"Period of Service" means the aggregate of all periods  commencing  with the
     Employee's first day of employment or reemployment with the Employer and ending on the date a Break in Service begins. The first day of employment or reemployment is the first day the Employee performs an Hour of Employment. An Employee will also receive credit for any Period of Severance of less than 12 consecutive months, provided that the Employee returns to Employment within 12 months of the Employee's retirement, quit or discharge or, if earlier, within 12 months of the date the Employee was first absent from service for any other reason.

(DD)"Period of Severance" means a continuous period of time during which the Employee is not employed by the Employer. Such period begins on the date the Employee retires, quits or is discharged, or if earlier, the 12 month anniversary of the date on which the Employee was otherwise first absent from service.

     In the case of an individual who is absent from work for maternity or paternity reasons, the 12-consecutive month period beginning on the first anniversary of the first day of such absence shall not constitute a Break in Service. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (a) by reason of the pregnancy of the individual, (b) by reason of the birth of a child of the individual, (c) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (d) for purposes of caring for such child for a period beginning immediately following such birth or placement.

(EE) "Plan" means the Employees' Savings & Profit Sharing Plan as evidenced by this document, the applicable Adoption Agreement and all subsequent amendments thereto.

(FF) "Plan Administrator" means the Named Fiduciary or, as designated by such Named Fiduciary and approved by the Board in accordance with Article IX, any officer or Employee of the Employer.

(GG)"Plan Year" means a consecutive 12-month period ending December 31 unless otherwise specified in the Adoption Agreement.

(HH) "Regulations" means the applicable regulations issued under the Code, ERISA or other applicable law, by the IRS, the DOL or any other governmental authority and any proposed or temporary regulations or rules promulgated by such authorities pending the issuance of such regulations.


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


(II) "Salary" means regular basic monthly salary or wages, exclusive of special payments such as overtime, bonuses, fees, deferred compensation (other than pre-tax elective deferrals pursuant to a Member=s election under Article
     III), severance payments, and contributions by the Employer under this or any other plan (other than before-tax contributions made on behalf of a Member under a Code Section 125 cafeteria plan and qualified transportation fringe benefits under Code Section 132(f), unless the Employer specifically elects to exclude such contributions or benefits). Commissions shall be included at the Employer=s option within such limits, if any, as may be set by the Employer in the Adoption Agreement and applied uniformly to all its commissioned Employees. In addition, Salary may also include, at the Employer=s option, special payments such as (i) overtime or (ii) overtime plus bonuses. As an alternative to the foregoing definition, at the Employer=s option, Salary may be defined to include total taxable compensation reported on the Member=s IRS Form W-2, plus deferrals, if any, pursuant to Section 401(k) of the Code and pursuant to Section 125 of the Code (unless the Employer specifically elects to exclude such Section 125 deferrals), but excluding compensation deferred from previous years. In no event may a Member=s Salary for any Plan Year exceed for purposes of the Plan $150,000 (adjusted for cost of living to the extent permitted by the Code and the IRS Regulations).

For Plan Years beginning after December 31, 1996, the family member aggregation rules of Code Section 414(q)(6) (as in effect prior to the Small Business Job Protection Act of 1996) are eliminated.

(JJ) "Social Security Taxable Wage Base" means the contribution and benefit base attributable to the OASDI portion of Social Security employment taxes under
     Section 230 of the Social Security Act (42 U.S.C. '430) in effect on the first day of each Plan Year.

(KK) "Spouse" or "Surviving Spouse" means the individual to whom a Member or former Member was married on the date such Member withdraws his Account, or if such Member has not withdrawn his Account, the individual to whom the Member or former Member was married on the date of his death.

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(LL) "Third  Party  Administrator"  or "TPA" means  Pentegra  Services,  Inc., a non-fiduciary provider of administrative services appointed and directed by the Plan Administrator or the Named Fiduciary either jointly or severally.

(MM)"Trust" means the Trust or Trusts established and maintained pursuant to the terms and provisions of this document and any separately maintained Trust Agreement or Agreements.

(NN) "Trustee" generally means the person, persons or other entities designated by the Employer or its Board as the Trustee or Trustees hereof and specified as such in the Adoption Agreement and any separately maintained Trust Agreement or Agreements.

(OO)"Trust Agreement" means the separate document by which the Employer or its Board has appointed a Trustee of the Plan, specified the terms and conditions of such appointment and any fees associated therewith.

(PP) "Trust Fund" means the Trust Fund or Funds established by the Trust Agreement or Agreements.

(QQ) "Unit" means the unit of measure described in Article V of a Member=s proportionate interest in the available Investment Funds (as defined in Article IV).

(RR) "Valuation Date" means any business day of any month for the Trustee, except that in the event the underlying portfolio(s) of any Investment Fund cannot be valued on such date, the Valuation Date for such Investment Fund shall be the next subsequent date on which the underlying portfolio(s) can be valued. Valuations shall be made as of the close of business on such Valuation Date(s).

(SS) "Year of Employment" means a period of service of 12 months.

(TT) "Year of Service" means any Plan Year during which an individual completed at least 1,000 Hours of Employment, or satisfied any alternative requirement, as determined by the Plan Administrator in accordance with any applicable Regulations issued by the DOL and the IRS.

(UU)"Year of Eligibility Service" means where an Employer designates a one or two 12-consecutive-month eligibility waiting period, an Employee must complete at least 1,000 Hours of Employment during each 12-consecutive-month period (measured from his date of Employment and then as of the first day of each Plan Year commencing after such date of Employment); provided, however, if an Employee is credited with 1,000 Hours of Employment in both the initial eligibility computation period and the first Plan Year which commences prior to the first anniversary of the Employee's employment commencement date, the Employee will be credited, for eligibility purposes, with two Years of Eligibility Service. Where an Employer designates an eligibility waiting period of less than 12 months, an Employee must, for purposes of eligibility, complete a required number of hours (measured from his date of Employment and each anniversary thereafter) which is arrived at by multiplying the number of months in the eligibility waiting period requirement by 83 _; provided, however, if an Employee completes at least 1,000 Hours of Employment within the 12 month period commencing on his Employment commencement date or during any Plan Year commencing after such Employment commencement date, such Employee will be treated as satisfying the eligibility service requirements.

Section 1.3

The masculine pronoun wherever used shall include the feminine pronoun.

                                   ARTICLE II
                          PARTICIPATION AND MEMBERSHIP


Section 2.1       Eligibility Requirements

The Employer may elect as a requirement for eligibility to participate in the Plan (i) the completion of a service period equal to any number of months not to exceed 12 consecutive months, or (ii) the completion of a service period equal to one or two 12-consecutive-month periods, and/or (iii) if the Employer so elects, it may adopt a minimum age requirement from age 18 to age 21. Such election shall be made and reflected on the Adoption Agreement. Notwithstanding the foregoing, in the case of an Employer that adopts the 401(k) feature under
Section 3.9, the eligibility requirements under such feature shall not exceed the period described in clause (i) above, and, at the election of the Employer, attainment of age 21 as described in clause (iii) above.

Notwithstanding the foregoing, the Employer may elect in the Adoption Agreement to establish as an eligibility requirement (as a minimum service requirement, minimum age requirement, or both) for Employer matching contributions, Employer basic contributions Employer supplemental contributions, and/or Employer Profit Sharing contributions (i) the completion of any number of months not to exceed 12 consecutive months, or (ii) the completion of one or two 12-consecutive-month periods, and/or (iii) if the Employer so elects, it may adopt a minimum age requirement from age 18 to age 21. Such election shall be made and reflected in the Adoption Agreement.

In implementing the eligibility service periods described above, (i) if an Employer designates in the Adoption Agreement an eligibility service crediting method based on the hours of service method, the satisfaction of the eligibility service requirement shall be dependent on the completion of a Year of Eligibility Service and (ii) if an Employer designates in the Adoption Agreement an eligibility service crediting method based on the elapsed time method, the satisfaction of the eligibility service requirement shall be dependent on the completion of the requisite Period of Service.

If a non-vested Member terminates employment without a vested interest in his Account derived from Employer contributions, Years of Employment (or, as applicable, Years of Service) before a period of consecutive Breaks in Service will not be taken into account for eligibility purposes if the number of consecutive Breaks in Service in such period equals or exceeds the greater of five or the aggregate number of Years of Employment (or, as applicable Years of Service) before such break. If a Member's service is disregarded pursuant to this paragraph, such Member will be treated as a new Employee for eligibility purposes.

Section 2.2       Exclusion of Certain Employees

To the extent provided in the Adoption Agreement, the following Employees may be excluded from participation in the Plan:

(i)  Employees not meeting the age and service requirements;

(ii) Employees who are included in a unit of Employees covered by a collective bargaining agreement between the Employee representatives and one or more Employers if there is evidence that retirement benefits were the subject of good faith bargaining between such Employee representatives and such Employer(s). For this purpose, the term "Employee representative" does not include any organization where more than one-half of the membership is comprised of owners, officers and executives of the Employer;

     (3) Employees who are non-resident aliens and who receive no earned income from the Employer which constitutes income from sources within the United States; and

     (4) Employees described in Section 2.4 or included in any other ineligible job classifications set forth in the Adoption Agreement.

Section 2.3         Waiver of Eligibility Requirements

The Employer, at its election, may waive the eligibility requirement(s) for participation specified above for (i) all Employees, or (ii) all those employed on or up to 12 months after its Commencement Date under the Plan. Subject to the requirements of the Code, the eligibility waiting period shall be deemed to have been satisfied for an Employee who was previously a Member of the Plan.

All Employees whose Employment commences after the expiration date of the Employer=s waiver of the eligibility requirement(s), if any, shall be enrolled in the Plan in accordance with the eligibility requirement(s) specified in the Adoption Agreement.

Section 2.4       Exclusion of Non-Salaried Employees

The Employer, at its election, may exclude non-salaried (hourly paid) Employees from participation in the Plan, regardless of the number of Hours of Employment such Employees complete in any Plan Year. Notwithstanding the foregoing, for purposes of this Section and all purposes under the Plan, a non-salaried Employee that is hired following the adoption date of the Plan by the Employer, but prior to the adoption of this exclusion by the Employer, shall continue to be deemed to be an Employee and will continue to receive benefits on the same basis as a salaried Member, despite classification as a non-salaried Employee.

Section 2.5       Commencement of Participation

Every eligible Employee (other than non-salaried or such other Employees who, at the election of the Employer, are excluded from participation) shall commence participation in the Plan on the later of:

     (1)  The Employer=s Commencement Date, or

     (2) The first day of the month or calendar quarter (as designated by the Employer in the Adoption Agreement) coinciding with or next following his satisfaction of the eligibility requirements as specified in the Adoption Agreement.

The date that participation commences shall be hereinafter referred to as the Enrollment Date. Notwithstanding the above, no Employee shall under any circumstances become a Member unless and until his enrollment application is filed with, and accepted by, the Plan Administrator. The Plan Administrator shall notify each Employee of his eligibility for membership in the Plan and shall furnish him with an enrollment application in order that he may elect to make or receive contributions on his behalf under Article III at the earliest possible date consonant with this Article.

If an Employee fails to complete the enrollment form furnished to him, the Plan Administrator shall do so on his behalf. In the event the Plan Administrator processes the enrollment form on behalf of the Employee, the Employee shall be deemed to have elected not to make any contributions and/or elective deferrals under the Plan, if applicable.

Section 2.6       Termination of Participation

Membership under all features and provisions of the Plan shall terminate upon the earlier of (a) a Member's termination of Employment and payment to him of his entire vested interest, or (b) his death.

                                   ARTICLE III
                                  CONTRIBUTIONS


Section 3.1       Contributions by Members

If the Adoption Agreement so provides, each Member may elect to make non-deductible, after-tax contributions under the Plan, based on increments of 1% of his Salary, provided the amount thereof, when aggregated with the amount of any pre-tax effective deferrals, does not exceed the limit established by the Employer in the Adoption Agreement. All such after-tax contributions shall be separately accounted for, nonforfeitable and distributed with and in addition to any other benefit to which the Member is entitled hereunder. A Member may change his contribution rate as designated in the Adoption Agreement, but reduced or suspended contributions may not subsequently be made up.

Section 3.2       Elective Deferrals by Members

If the Adoption Agreement so provides, each Member may elect to make pre-tax elective deferrals (401(k) deferrals) under the Plan, based on increments of 1% of his Salary, provided the amount thereof, when aggregated with the amount of any after-tax contributions, does not exceed the limit established by the Employer in the Adoption Agreement. Alternatively, a Member may elect to contribute for a Plan Year a dollar amount which does not exceed the maximum amount permitted under this Section 3.2 or the limit established by the Employer in the Adoption Agreement for such Plan Year and a pro-rata portion shall be withheld from each payment of Salary to such Member for the balance of the Plan Year remaining after the election takes effect. All such 401(k) deferrals shall be separately accounted for, nonforfeitable and distributed under the terms and conditions described under Article VII with and in addition to any other benefit to which the Member is entitled hereunder. A Member may change his 401(k) deferral rate or suspend his 401(k) deferrals as designated in the Adoption Agreement, but reduced or suspended deferrals may not subsequently be made up.

Notwithstanding any other provision of the Plan, no Member may make 401(k) deferrals during any Plan Year in excess of $7,000 multiplied by the adjustment factor as provided by the Secretary of the Treasury. The adjustment factor shall mean the cost of living adjustment factor prescribed by the Secretary of the Treasury under Section 402(g)(5) of the Code for years beginning after December 31, 1987, as applied to such items and in such manner as the Secretary shall provide. In the event that the aggregate amount of such 401(k) deferrals for a Member exceeds the limitation in the previous sentence, the amount of such excess, increased by any income and decreased by any losses attributable thereto, shall be refunded to such Member no later than the April 15 of the Plan Year following the Plan Year for which the 401(k) deferrals were made. If a Member also participates, in any Plan Year, in any other plans subject to the limitations set forth in Section 402(g) of the Code and has made excess 401(k) deferrals under this Plan when combined with the other plans subject to such limits, to the extent the Member, in writing designates to the TPA any 401(k) deferrals under this Plan as excess deferrals by no later than the March 1 of the Plan Year following the Plan Year for which the 401(k) deferrals were made, the amount of such designated excess, increased by any income and decreased by any losses attributable thereto, shall be refunded to the Member no later than the April 15 of the Plan Year following the Plan Year for which the 401(k) deferrals were made.

Section 3.3       Transfer of Funds and Rollover Contributions by Members

Each Member may elect to make, directly or indirectly, a rollover contribution to the Plan of amounts held on his behalf in (i) an employee benefit plan qualified under Section 401(a) of the Code, or (ii) an individual retirement account or annuity as described in Section 408(d)(3) of the Code. All such amounts shall be certified in form and substance satisfactory to the Plan Administrator by the Member as being all or part of an Aeligible rollover distribution@ or a "rollover contribution" within the meaning of Section 402(c)(4) or Section 408(d)(3), respectively, of the Code. Such rollover amounts, along with the earnings related thereto, will be accounted for separately from any other amounts in the Member's Account. A Member shall have a nonforfeitable vested interest in all such rollover amounts.

The Employer may, at its option, permit Employees who have not satisfied the eligibility requirements designated in the Adoption Agreement to make a rollover contribution to the Plan.

The Trustee of the Plan may also accept a direct transfer of funds, which meets the requirements of Section 1.411(d)-4 of the IRS Regulations, from a plan which the Trustee reasonably believes to be qualified under Section 401(a) of the Code in which an Employee was, is, or will become, as the case may be, a participant. If the funds so directly transferred are transferred from a retirement plan subject to Code Section 401(a)(11), then such funds shall be accounted for separately and any subsequent distribution of those funds, and earnings thereon, shall be subject to the provisions of Section 7.3 which are applicable when an Employer elects to provide an annuity option under the Plan.

Section 3.4       Employer Contributions - General

The Employer may elect to make regular or discretionary contributions under the Plan. Such Employer contributions may be in the form of (i) matching contributions, (ii) basic contributions, (iii) safe harbor CODA contributions and/or (iv) profit sharing contributions as designated by the Employer in the Adoption Agreement and/or (i) supplemental contributions and/or (ii) qualified nonelective contributions as permitted under the Plan. Each such contribution type shall be separately accounted for by the TPA.

Section 3.5       Employer Matching Contributions

The Employer may elect to make regular matching contributions under the Plan. Such matching contributions on behalf of any Member shall be conditioned upon the Member making after-tax contributions under Section 3.1 and/or 401(k) deferrals under Sections 3.2 and 3.9.

If so adopted, the Employer shall contribute under the Plan on behalf of each of its Members an amount equal to a percentage (as specified by the Employer in the Adoption Agreement) of the Member=s after-tax contributions and/or 401(k) deferrals not in excess of a maximum percentage as specified by the Employer in the Adoption Agreement (in increments of 1%) of his Salary. The percentage elected by the Employer shall based on a formula not to exceed 200% or in accordance with one of the schedules of matching contribution formulas listed below, and must be uniformly applicable to all Members.

                         Years of Employment Matching %

        Formula Step 1                 Less than 3                                   50%
                                       At least 3 but less than 5                    75%
                                       5 or more                                    100%

        Formula Step 2                 Less than 3                                  100%
                                       At least 3 but less than 5                   150%
                                       5 or more                                    200%

Section 3.6       Employer Basic Contributions

The Employer may elect to make regular basic contributions under the Plan. Such basic contributions on behalf of any Member shall not be conditioned upon the Member making after-tax contributions and/or (401(k) deferrals under this Article III. If so adopted, the Employer shall contribute to the Plan on behalf of each Member (as specified by the Employer in the Adoption Agreement) an amount equal to a percentage not to exceed 15% (as specified by the Employer in the Adoption Agreement) in increments of 1% of the Member=s Salary. The percentage elected by the Employer shall be uniformly applicable to all Members. The Employer may elect, if basic contributions are made on behalf of its Members on a monthly basis, to restrict the allocation of such basic contribution to those Members who were employed with the Employer on the last day of the month for which the basic contribution is made.

Section 3.7       Supplemental Contributions by Employer

An Employer may, at its option,  make a supplemental  contribution under Formula
(1) or (2) below:

Formula (1) A uniform percentage (as specified by the Employer) of each Member=s contributions not in excess of a maximum percentage (if the Employer elects to impose such a maximum) of the Member's Salary which were received by the Plan during the Plan Year with respect to which the supplemental contribution relates. If the Employer elects to make such a supplemental contribution, it shall be made on or before the last day of the second month in the Plan Year following the Plan Year described in the preceding sentence on behalf of all those Members who were employed with the Employer on the last working day of the Plan Year with respect to which the supplemental contribution relates.

Formula (2) A uniform dollar amount per Member or a uniform percentage (limited to a specific dollar amount, if elected by the Employer) of each Member=s Salary for the Plan Year (or, at the election of the Employer, the Employer's fiscal year) to which the supplemental contribution relates. If the Employer elects to make such a supplemental contribution, it shall be made within the time prescribed by law, including extensions of time, for filing of the Employer's federal income tax return on behalf of all those Members who were employed with the Employer on the last working day of the Plan Year (or the fiscal year) to which the supplemental contribution relates. The Employer may, at its option, elect to make a contribution under this paragraph to only those Members whose Salary is less than an amount to be specified by the Employer to the extent that such Salary limit is less than the dollar amount under Section 414(q) of the Code for such year. The percentage contributed under this Formula (2) shall be limited in accordance with the Employer's matching formula and basic contribution rate, if any, under this Article such that the sum of the Employer's Formula (2) supplemental contribution plus all other Employer contributions under this Article shall not exceed 15% of Salary for such year.

Section 3.8        The Profit Sharing Feature

An Employer may, at its option, adopt the Profit Sharing Feature as described herein, subject to any other provisions of the Plan, where applicable. This Feature may be adopted either in lieu of, or in addition to, any other Plan Feature contained in this Article III. The Profit Sharing Feature is designed to provide the Employer a means by which to provide discretionary contributions on behalf of Employees eligible under the Plan.

If this Profit Sharing Feature is adopted, the Employer may contribute on behalf of each of its eligible Members, on an annual (or at the election of the Employer, quarterly) basis for any Plan Year or fiscal year of the Employer (as the Employer shall elect), a discretionary amount not to exceed the maximum amount allowable as a deduction to the Employer under the provisions of Section 404 of the Code, and further subject to the provisions of Article X.

Any such profit sharing contribution must be received by the Trustee within the time prescribed by law, including extensions of time, for filing of the Employer's federal income tax return following the close of the Contribution Determination Period on behalf of all those Members who are entitled to an allocation of such profit sharing contribution as set forth in the Adoption Agreement. For purposes of making the allocations described in this paragraph, a Member who is on a Type 1 nonmilitary Leave of Absence (as defined in Sections 1.2(W) and 10.8(B)(1)) or a Type 4 military Leave of Absence (as defined in Sections 1.2(W) and 10.8(B)(4)) shall be treated as if he were a Member who was an Employee in Employment on the last day of such Contribution Determination Period.

Profit sharing contributions shall be allocated to each Member=s Account for the Contribution Determination Period at the election of the Employer, in accordance with one of the following options:

Profit Sharing Formula 1 - In the same ratio as each Member=s Salary during such
     Contribution Determination Period bears to the total of such Salary of all Members.

Profit Sharing Formula 2 - In the same ratio as each Member=s Salary for the portion of the Contribution Determination Period during which the Member satisfied the Employer=s eligibility requirement(s) bears to the total of such Salary of all Members.

The Employer may integrate the Profit Sharing Feature with Social Security in accordance with the following provision. The annual (or quarterly, if applicable) profit sharing contributions for any Contribution Determination Period (which period shall include, for the purposes of the following maximum integration levels provided hereunder where the Employer has elected quarterly allocations of contributions, the four quarters of a Plan Year or fiscal year) shall be allocated to each Member's Account at the election of the Employer, in accordance with one of the following options:

Profit Sharing Formula 3 - In a uniform percentage (as specified by the Employer in the Adoption Agreement) of each Member=s Salary during the Contribution Determination Period (the "Base Contribution Percentage@), plus a uniform percentage (as specified by the Employer in the Adoption Agreement) of each Member=s Salary for the Contribution Determination Period in excess of the Social Security Taxable Wage Base for such Contribution Determination Period (the "Excess Contribution Percentage@).

Profit Sharing Formula 4 - In a uniform percentage (as specified by the Employer in the Adoption Agreement) of each Member=s Salary for the portion of the Contribution Determination Period during which the Member satisfied the Employer=s eligibility requirement(s), if any, up to the Base Contribution Percentage for such Contribution Determination Period, plus a uniform percentage (as specified by the Employer in the Adoption Agreement) of each Member=s Salary for the portion of the Contribution Determination Period during which the Member satisfied the Employer=s eligibility requirement(s), equal to the Excess Contribution Percentage.

The Excess Contribution Percentage described in Profit Sharing Formulas 3 and 4 above may not exceed the lesser of (i) the Base Contribution Percentage, or (ii) the greater of (1) 5.7% or (2) the percentage equal to the portion of the Code
Section 3111(a) tax imposed on employers under the Federal Insurance Contributions Act (as in effect as of the beginning of the Plan Year) which is attributable to old-age insurance. For purposes of this Subparagraph, "compensation@ as defined in Section 414(s) of the Code shall be substituted for "Salary@ in determining the Excess Contribution Percentage and the Base Contribution Percentage.

Notwithstanding the foregoing, the Employer may not adopt the Social Security integration options provided above if any other integrated defined contribution or defined benefit plan is maintained by the Employer during any Contribution Determination Period.

Section 3.9        The 401(k) Feature

The Employer may, at its option, adopt the 401(k) Feature described hereunder and in Section 3.2 above for the exclusive purpose of permitting its Members to make 401(k) deferrals to the Plan.

The Employer may make, apart from any matching contributions it may elect to make, Employer qualified nonelective contributions as defined in Section 1.401(k)-1(g)(13) of the Regulations. The amount of such contributions shall not exceed 15% of the Salary of all Members eligible to share in the allocation when combined with all Employer contributions (including 401(k) elective deferrals) to the Plan for such Plan Year. Allocation of such contributions shall be made, at the election of the Employer, to the accounts of (i) all Members, or (ii) only Members who are not Highly Compensated Employees. Allocation of such contributions shall be made, at the election of the Employer, in the ratio (i) which each eligible Member's Salary for the Plan Year bears to the total Salary of all eligible Members for such Plan Year, or (ii) which each eligible Member's Salary not in excess of a fixed dollar amount specified by the Employer for the Plan Year bears to the total Salary of all eligible Members taking into account Salary for each such Member not in excess of the specified dollar amount. Notwithstanding any provision of the Plan to the contrary, such contributions shall be subject to the same vesting requirements and distribution restrictions as Members' 401(k) deferrals and shall not be conditioned on any election or contribution of the Member under the 401(k) feature. Any such contributions must be made on or before the last day of the second month after the Plan Year to which the contribution relates. Further, for purposes of the actual deferral percentage or actual contribution percentage tests described below, the Employer may apply (in accordance with applicable Regulations) all or any portion of the Employer qualified nonelective contributions for the Plan Year toward the satisfaction of the actual deferral percentage test. Any remaining Employer qualified nonelective contributions not utilized to satisfy the actual deferral percentage test may be applied (in accordance with applicable Regulations) to satisfy the actual contribution percentage test.

Effective for Plan Years beginning after December 31, 1996, the actual deferral percentages for Highly Compensated Employees shall, in accordance with the Code and IRS Regulations, satisfy either (i) or (ii) as follows:

(i)     Prior Year Testing:
        ------------------

Notwithstanding any other provision of this 401(k) Feature, the actual deferral percentage for a Plan Year for Members who are Highly Compensated Employees for such Plan Year and the prior year's actual deferral percentage for Members who were Non-Highly Compensated Employees for the prior Plan Year must satisfy one of the following tests:

     (a) the actual deferral percentage for a Plan Year for Members who are Highly Compensated Employees for the Plan Year shall not exceed the prior year's actual deferral percentage of those Members who are not Highly Compensated Employees for the prior Plan Year multiplied by 1.25; or

     (b) the actual deferral percentage for a Plan Year for Members who are Highly Compensated Employees for the Plan Year shall not exceed the prior year's actual deferral percentage for Members who were Non-Highly Compensated Employees for the prior Plan Year multiplied by 2.0, provided that the actual deferral percentage for Members who are Highly Compensated Employees does not exceed the actual deferral percentage for Members who were Non-Highly Compensated Employees in the prior Plan Year by more than 2 percentage points. This determination shall be made in accordance with the procedure described in Section 3.10 below.

For the first Plan Year that the Plan permits any Member to make elective deferrals and this is not a successor plan, for purposes of the foregoing tests, the prior year's Non-Highly Compensated Employees' actual deferral percentage shall be 3 percent unless the Employer has elected in the Adoption Agreement to use the current Plan Year's actual deferral percentage for these Members. The Employer may elect in the Adoption Agreement to change from the Prior Year Testing method to the Current Year Testing method in accordance with the Code and IRS Regulations.

(2)      Current Year Testing:
         --------------------

If elected by the Employer in the Adoption Agreement, the actual deferral percentage tests in (a) and (b) above, will be applied by comparing the current Plan Year's actual deferral percentage for Members who are Highly Compensated Employees for such Plan Year with the current Plan Year's actual deferral percentage for Members who are Non-Highly Compensated Employees for such year. Once made, this election can only be changed and the Prior Year Testing method applied if the Plan meets the requirements for changing to Prior Year Testing set forth in IRS Notice 98-1 (or superseding guidance).

Section 3.10   Determining the Actual Deferral Percentages

For purposes of this 401(k) Feature, the actual deferral percentage for a Plan Year means, for a specified group of Members for a Plan Year, the average of the ratios (calculated separately for each Member in such group) of (a) the amount of 401(k) deferrals (including, as provided in Section 3.9, any Employer qualified nonelective contributions) made to the Member=s account for the Plan Year, to (b) the amount of the Member=s compensation (as defined in Section 414(s) of the Code) for the Plan Year or, alternatively, where specifically elected by the Employer, for only that part of the Plan Year during which the Member was eligible to participate in the Plan.

An Employee=s actual deferral percentage shall be zero if no 401(k) deferral (or, as provided in Section 3.9, Employer qualified nonelective contribution) is made by him or on his behalf for such applicable Plan Year. If the Plan and one or more other plans which include cash or deferred arrangements are considered as one plan for purposes of Sections 401(a)(4) and 410(b) of the Code, the cash or deferred arrangements included in such plans shall be treated as one arrangement for purposes of this 401(k) Feature.

The TPA shall determine as of the end of the Plan Year whether one of the actual deferral percentage tests specified in Section 3.9 above is satisfied for such Plan Year. This determination shall be made after first determining the treatment of excess deferrals within the meaning of Section 402(g) of the Code under Section 3.2 above. In the event that neither of such actual deferral percentage tests is satisfied, the TPA shall, to the extent permissible under the Code and the IRS Regulations, refund the excess contributions for the Plan Year in the following order of priority: by (i) refunding such amounts deferred by the Member which were not matched by his Employer (and any earnings and losses allocable thereto), and (ii) refunding amounts deferred for such Plan Year by the Member (and any earnings and losses allocable thereto), and, to the extent permitted under the Code and applicable IRS Regulations, forfeiting amounts contributed for such Plan Year by the Employer with respect to the Member=s 401(k) deferrals that are returned pursuant to this Paragraph (and any earnings and losses allocable thereto).

The distribution of such excess contributions shall be made to Highly Compensated Employees to the extent practicable before the 15th day of the third month immediately following the Plan Year for which such excess contributions were made, but in no event later than the end of the Plan Year following such Plan Year or, in the case of the termination of the Plan in accordance with
Article XI, no later than the end of the twelve-month period immediately following the date of such termination.

For purposes of this 401(k) Feature, "excess contributions" means, with respect to any Plan Year, the excess of the aggregate amount of 401(k) deferrals (and any other amounts contributed by the Employer that are taken into account in determining the actual deferral percentage of Highly Compensated Employees for such Plan Year) (collectively, "401(k) amounts") made to the accounts of Highly Compensated Employees for such Plan Year, over the maximum amount of such deferrals that could be made by such Members without violating the requirements described above. The excess contributions to be distributed shall be determined by reducing 401(k) amounts made by or on behalf of Highly Compensated Employees beginning with the Highly Compensated Employee with the largest 401(k) amounts for the Plan Year until such amount is reduced to be equal to the Highly Compensated Employee with the next largest 401(k) amount. The procedure described in the preceding sentence shall be repeated until all excess contributions have been eliminated and, as applicable, refunded.

Section 3.11   Determining the Actual Contribution Percentages

Notwithstanding any other provision of this Section 3.11, effective for Plan Years beginning after December 31, 1996, the actual contribution percentage for the Plan Year for Highly Compensated Employees shall, in accordance with the Code and IRS Regulations, satisfy either (i) or (ii) as follows:

   (i)    Prior Year Testing

     (a) the actual contribution percentage for a Plan Year for Members who are Highly Compensated Employees for the Plan Year shall not exceed the prior Plan Year's actual contribution percentage for Members who were Non-Highly Compensated Employees for the prior Plan Year multiplied by 1.25, or

     (b)  the  actual  contribution   percentage  for  Members  who  are  Highly
          Compensated Employees for the Plan Year shall not exceed the prior year's actual contribution percentage for Members who were Non-Highly Compensated Employees for the prior Plan Year multiplied by 2, provided that the actual contribution percentage for Members who are Highly Compensated Employees does not exceed the actual contribution percentage for Members who were Non-Highly Compensated Employees in the prior Plan Year by more than 2 percentage points.

For the first Plan Year this Plan permits any Member to make after-tax contributions pursuant to Section 3.1, provides for Employer matching contributions (pursuant to Section 3.5), or both, and this is not a successor plan, for purposes of the foregoing tests, the prior Plan Year's Non-Highly Compensated Employees' actual contribution percentage shall be 3 percent unless the Employer has elected in the Adoption Agreement to use the current Plan Year's actual contribution percentage for these Members.

  (ii)    Current Year Testing

If elected by the Employer in the Adoption Agreement, the actual contribution percentage tests in (a) and (b), above, will be applied by comparing the current Plan Year's actual contribution percentage for Members who are Highly Compensated Employees for such Plan Year with the current Plan Year's actual contribution percentage for Members who are Non-Highly Compensated Employees for such year. Once made, this election can only be changed and the Prior Year Testing method applied if the Plan meets the requirements for changing to Prior Year Testing set forth in IRS Notice 98-1 (or superseding guidance).

For purposes of this Article III, the "actual contribution percentage@ for a Plan Year means for a specified group of Employees, the average of the ratios (calculated separately for each Employee in such group) of (A) the sum of (i) Member after-tax contributions credited to his Account for the Plan Year, (ii) Employer matching contributions and/or supplemental contributions under Formula 1 credited to his Account as described in this Article for the Plan Year, and
(iii) in accordance with and to the extent permitted by the IRS Regulations, 401(k) deferrals (and, as provided in Section 3.9, any Employer qualified nonelective contributions) credited to his Account, to (B) the amount of the Member=s compensation (as defined in Section 414(s) of the Code) for the Plan Year or, alternatively, where specifically elected by the Employer, for only that part of the Plan Year during which the Member was eligible to participate in the Plan. An Employee=s actual contribution percentage shall be zero if no such contributions are made by him or on his behalf for such Plan Year.

The actual contribution percentage taken into account for any Highly Compensated Employee who is eligible to make Member contributions or receive Employer matching contributions under two or more plans described in Section 401(a) of the Code or arrangements described in Section 401(k) of the Code that are maintained by the Employer shall be determined as if all such contributions were made under a single plan.

The TPA shall determine as of the end of the Plan Year whether one of the actual contribution percentage tests specified above is satisfied for such Plan Year. This determination shall be made after first determining the treatment of excess deferrals within the meaning of Section 402(g) of the Code under Section 3.2 above and then determining the treatment of excess contributions under Section
3.10 above. In the event that neither of the actual contribution percentage tests is satisfied, the TPA shall (i) refund the excess aggregate contributions to the extent attributable to Member after-tax contributions and vested matching contributions for which the underlying Member after-tax contributions or 401(k) deferrals are not subject to correction under the actual deferral percentage or actual contribution percentage tests for such year (and any income related thereto) and (ii) forfeit the excess aggregate contributions to the extent attributable to non-vested Employer matching contributions and vested Employer matching contributions for which the underlying Member after-tax contributions or 401(k) deferrals are subject to correction under the actual deferral percentage or actual contribution percentage tests for such year (and any income related thereto), in the manner described below.

For purposes of this Article III, "excess aggregate contributions" means, with respect to any Plan Year and with respect to any Member, the excess of the aggregate amount of contributions (and any earnings and losses allocable thereto) made as (i) Member after-tax contributions credited to his Account for the Plan Year, (ii) Employer matching contributions and/or supplemental contributions under Formula 1 credited to his Account as described in this Article for the Plan Year, and (iii) in accordance with and to the extent permitted by the IRS Regulations, 401(k) deferrals (and, as provided in Section 3.9, any Employer qualified nonelective contributions) credited to his Account (if the Plan Administrator elects to take into account such deferrals and contributions when calculating the actual contribution percentage) of Highly Compensated Employees for such Plan Year, over the maximum amount of such contributions that could be made as Employer contributions, Member contributions and 401(k) deferrals of such Members without violating the requirements of any Subparagraph of this Section 3.11.

To the extent excess aggregate contributions must be refunded or forfeited for a Plan Year, such excess amounts will be refunded (or, as applicable, forfeited) first to the Highly Compensated Employees with the largest Contribution Percentage Amounts (as defined below) taken into account in calculating the actual contribution percentage test for the year the excess arose and continuing in descending order until all the excess aggregate contributions are refunded (or, as applicable, forfeited). For purposes for the preceding sentence, the "largest amount" is determined after distribution of any excess aggregate contributions. For purposes of this paragraph, "Contribution Percentage Amounts" means the sum of Member after-tax contributions, Employer matching contributions, Employer supplemental contributions under Formula (1), and qualified matching contributions ( to the extent not taken into account for purposes of the actual deferral percentage test) made under the Plan on behalf of the Member for the Plan Year. However, such Contribution Percentage Amounts shall not include Employer matching contributions that are forfeited either to correct excess aggregate contributions or because the contributions to which they relate are excess deferrals, excess contributions or excess aggregate contributions.

The refund or forfeiture of such excess aggregate contributions shall be made with respect to such Highly Compensated Employees to the extent practicable before the 15th day of the third month immediately following the Plan Year for which such excess aggregate contributions were made, but in no event later than the end of the Plan Year following such Plan Year or, in the case of the termination of the Plan in accordance with Article XI, no later than the end of the twelve-month period immediately following the date of such termination.

Section 3.12     The Aggregate Limit Test

Notwithstanding any other provision of the Plan, effective for Plan Years beginning after December 31, 1996, the sum of the actual deferral percentage and the actual contribution percentage determined in accordance with the procedures described above of those Employees who are Highly Compensated Employees may not exceed the aggregate limit as determined below.

For purposes of this Article III, the "aggregate limit" for a Plan Year is the greater of:

(1)  The sum of:

     (a) 1.25 times the greater of the actual deferral percentage of the Non-Highly Compensated Employees for the prior Plan Year or the actual contribution percentage of the Non-Highly Compensated Employees for the Plan Year, and

     (b) two percentage points plus the lesser of the actual deferral percentage or actual contribution percentage referred to in (a) above. In no event, however, shall the percentages described in the preceding sentence exceed two times the lesser of the relevant actual deferral percentage or the relevant actual contribution percentage; or

(2)  The sum of:

     (a) 1.25 times the lesser of the actual deferral percentage of the Non-Highly Compensated Employees for the prior Plan Year or the actual contribution percentage of the Non-Highly Compensated Employees for the Plan Year, and

     (b) two percentage points plus the greater of the actual deferral percentage or the actual contribution percentage referred to in (a) above. In no event, however, shall the percentage described in the preceding sentence exceed two times the greater of the relevant actual deferral percentage or the relevant actual contribution percentage; provided, however, that if a less restrictive limitation is prescribed by the IRS, such limitation shall be used in lieu of the foregoing. The calculation of the aggregate limit, as defined above, shall be determined in accordance with the Code and the IRS Regulations.

The TPA shall determine as of the end of the Plan Year whether the aggregate limit has been exceeded. This determination shall be made after first determining the treatment of excess deferrals within the meaning of Section 402(g) of the Code under Section 3.2 above, then determining the treatment of excess contributions under Section 3.10 above, and then determining the treatment of excess aggregate contributions under this Article III. In the event that the aggregate limit is exceeded, the actual contribution percentage of those Employees who are Highly Compensated Employees shall be reduced in the same manner as described in Section 3.11 of this Article until the aggregate limit is no longer exceeded, unless the TPA designates, in lieu of the reduction of the actual contribution percentage, a reduction in the actual deferral percentage of those Employees who are Highly Compensated Employees, which reduction shall occur in the same manner as described in Section 3.10 of this Article until the aggregate limit is no longer exceeded. Notwithstanding the provisions of Sections 3.2 and 3.10 above, the amount of excess contributions to be distributed, with respect to a Member for a Plan Year, shall be reduced by any excess deferrals distributed to such Member for such Plan Year.

If the Employer has elected in the Adoption Agreement to use the Current Year Testing method, then, in calculating the aggregate limit for a particular Plan Year, the Non-Highly Compensated Employees' actual deferral percentage and actual contribution percentage for that Plan Year, instead of the prior Plan Year, is used.

Section 3.13       Remittance of Contributions

The contributions of both the Employer and the Plan Members shall be recorded by the Employer and remitted to the TPA for transmittal to the Trustee or custodian or directly to the Trustee or custodian so that (i) in the case of Employer contributions the Trustee or custodian shall be in receipt thereof by the 15th day of the month next following the month in respect of which such contributions are payable and (ii) in the case of Member after-tax contributions and 401(k) deferrals, the Trustee or custodian shall be in receipt thereof by the 15th business day of the month following the month in which the Member contributions are received by the Employer or the 15th business day of the month following the month in which such amount would otherwise have been payable to the Member in cash. Such amounts shall be used to provide additional Units pursuant to Article V.

Section 3.14  Safe Harbor CODA

If the Employer has elected the safe harbor CODA option in the Adoption Agreement, the provisions of this Section 3.14 shall apply for the Plan Year and any provisions relating to the actual deferral percentage test described in ss.401(k)(3) of the Code or the actual contribution percentage test described in ss.401(m)(2) of the Code do not apply. To the extent that any other provision of the Plan is inconsistent with the provisions of this section, the provisions of this section govern.

(A)Actual Deferral Percentage Test Safe Harbor

     (1) Unless the Employer elects in the Adoption Agreement to make Enhanced Matching Contributions (as provided in the Adoption Agreement) or safe harbor nonelective contributions, the Employer will contribute monthly or on another periodic basis for the Plan Year a safe harbor matching contribution to the Plan on behalf of each eligible Employee equal to
          (i) 100 percent of the amount of the Employee's 401(k) deferrals that do not exceed 3 percent of the Employee's Salary for the Plan Year, plus (ii) 50 percent of the amount of the Employee's 401(k) deferrals that exceed 3 percent of the Employee's Salary but that do not exceed 5 percent of the Employee's Salary ("Basic Matching Contributions").

     (2) The Member's benefit derived from ADP Test Safe Harbor Contributions is nonforfeitable and may not be distributed earlier than separation from service, death, disability, an event described in ss.401(k)(10) of the Code, or the attainment of age 59 1/2. In addition, such contributions must satisfy the ADP Test Safe Harbor without regard to permitted disparity under ss.401(l) of the Code.

     (3) At least 30 days, but not more than 90 days, before the beginning of the Plan Year, the Employer will provide each Eligible Employee a comprehensive notice of the Employee's rights and obligations under the Plan, written in a manner calculated to be understood by the average Eligible Employee. If an Employee becomes eligible after the 90th day before the beginning of the Plan Year and does not receive the notice for that reason, the notice must be provided no more than 90 days before the Employee becomes eligible but not later than the date the Employee becomes eligible.

     (4) In addition to any other election periods provided under the Plan, each Eligible Employee may make or modify a deferral election during the 30-day period immediately following receipt of the notice described above.

                                   ARTICLE IV
                           INVESTMENT OF CONTRIBUTIONS


Section 4.1        Investment by Trustee or Custodian

All contributions to the Plan shall, upon receipt by the TPA, be delivered to the Trustee or custodian to be held in the Trust Fund and invested and distributed by the Trustee or custodian in accordance with the provisions of the Plan and Trust Agreement. The Trust Fund shall consist of one or more of the Investment Funds or other applicable investment vehicles designated by the Employer in the Adoption Agreement.

With the exception of the Employer Stock Fund or, if applicable, the Employer Certificate of Deposit Fund, the Trustee may in its discretion invest any amounts held by it in any Investment Fund in any commingled or group trust fund described in Section 401(a) of the Code and exempt under Section 501(a) of the Code or in any common trust fund exempt under Section 584 of the Code, provided that such trust fund satisfies any requirements of the Plan applicable to such Investment Funds. To the extent that the Investment Funds are at any time invested in any commingled, group or common trust fund, the declaration of trust or other instrument pertaining to such fund and any amendments thereto are hereby adopted as part of the Plan.

The Employer will designate in the Adoption Agreement which of the Investment Funds or other applicable investment vehicles will be made available to Members and the terms and conditions under which such Funds will operate with respect to employee direction of allocations to and among such designated Funds and the types of contributions and/or deferrals eligible for investment therein.

To the extent made available under the Plan, the Employer may elect, in the Adoption Agreement, to allow Members to direct the investment of their Accounts, pursuant to, and in accordance with, such rules and procedures as may be prescribed by the Employer or the Plan Sponsor, to a self-directed brokerage account.

Section 4.2        Member Directed Investments

To the extent permitted by the Employer as set forth in the Adoption Agreement, each Member shall direct in writing that his contributions and deferrals, if any, and the contributions made by the Employer on his behalf shall be invested
(a) entirely in any one of the investment vehicles made available by the Employer, or (b) among the available investment vehicles in any combination of multiples of 1%. If a Member has made any Rollover contributions in accordance with Article III, Section 3.3, such Member may elect to apply separate investment directions to such rollover amounts. Any such investment direction shall be followed by the TPA until changed. Subject to the provisions of the following paragraphs of this Section, as designated in the Adoption Agreement, a Member may change his investment direction as to future contributions and also as to the value of his accumulated Units in each of the available investments by filing written notice with the TPA. Such directed change(s) will become effective upon the Valuation Date coinciding with or next following the date which his notice was received by the TPA or as soon as administratively practicable thereafter. If the Adoption Agreement provides for Member directed investments, and if a Member does not make a written designation of an Investment Fund or Funds, or other investment vehicle, the Employer or its designee shall direct the Trustee to invest all amounts held or received on account of the Member in the Investment Fund which in the opinion of the Employer best protects principal.

Except as otherwise provided below, a Member may not direct a transfer from the Stable Value Fund to the Government Money Market Fund or the Employer
Certificate of Deposit Fund. A Member may direct a transfer from any other investment vehicle to the Government Money Market Fund or the Employer Certificate of Deposit Fund provided that amounts previously transferred from the Stable Value Fund to such investment vehicle remain in such vehicle for a period of three months prior to being transferred to the Government Money Market Fund or the Employer Certificate of Deposit Fund.

Section 4.3        Employer Securities

If the Employer so elects in the Adoption Agreement, the Employer and/or Members may direct that contributions will be invested in Qualifying Employer Securities (within the meaning of Section 407(d)(5) of ERISA) through the Employer Stock Fund.

                                    ARTICLE V
                     MEMBERS' ACCOUNTS, UNITS AND VALUATION


The TPA shall establish and maintain an Account for each Member showing his interests in the available Investment Funds or other applicable investments, as designated by the Employer in the Adoption Agreement. The interest in each Investment Fund shall be represented by Units.

As of each Valuation Date, the value of a Unit in each Investment Fund shall be determined by dividing (a) the sum of the net assets at market value determined by the Trustee by (b) the total number of outstanding Units.

The number of additional Units to be credited to a Member=s interest in each available Investment Fund, as of any Valuation Date, shall be determined by dividing (a) that portion of the aggregate contributions and/or deferrals by and on behalf of the Member which was directed to be invested in such Investment Fund and received by the Trustee by (b) the Unit value of such Investment Fund.

The value of a Member=s Account may be determined as of any Valuation Date by multiplying the number of Units to his credit in each available Investment Fund by that Investment Fund's Unit value on such date and aggregating the results. If, and to the extent, a Member's Account is invested pursuant to a self-directed brokerage account, the investments held in that account shall be valued by the brokerage firm maintaining such account in accordance with such procedures as may be determined by such brokerage firm.

                                   ARTICLE VI
                               VESTING OF ACCOUNTS


Section 6.1 Vesting of Member Contributions, 401(k) Deferrals, Qualified Nonelective Contributions, and Rollover Contributions

All Units credited to a Member=s Account based on after-tax contributions and/or 401(k) deferrals made by the Member and any earnings related thereto (including any rollover contributions allocated to a Member's Account under the Plan and any earnings thereon) and, as provided in Section 3.9, Employer qualified nonelective contributions made on behalf of such Member shall be immediately and fully vested at all times.

Section 6.2 Vesting of Employer Contributions

Except as provided in Section 6.1, the Employer may, at its option, elect one of the available vesting schedules described herein for each of the employer contribution types applicable under the Plan as designated in the Adoption Agreement.

Schedule 1: All applicable Employer contributions (and related earnings) shall be immediately and fully vested. If the eligibility requirement(s) selected by the Employer under the Plan require(s) that an Employee complete a service period which is longer than 12 consecutive months, this vesting
     Schedule 1 shall be automatically applicable.

Schedule 2: All applicable Employer contributions (and related earnings) shall vest in accordance with the schedule set forth below:


                                         Completed                  Vested
                                    Years of Employment           Percentage
                                    -------------------           ----------

                                      Less than 2                      0%
                                      2 but less than 3               20%
                                      3 but less than 4               40%
                                      4 but less than 5               60%
                                      5 but less than 6               80%
                                      6 or more                      100%

Schedule 3: All applicable Employer contributions (and related earnings) shall vest in accordance with the schedule set forth below:


                                      Completed                 Vested
                                 Years of Employment          Percentage
                                 -------------------          ----------
                                     Less than 5                  0%
                                     5 or more                  100%

Schedule 4: All applicable Employer contributions (and related earnings) shall vest in accordance with the schedule set forth below:


                                      Completed                 Vested
                                 Years of Employment          Percentage
                                 -------------------          ----------
                                      Less than 3                 0%
                                      3 or more                 100%

Schedule 5: All applicable Employer contributions (and related earnings) shall vest in accordance with the schedule set forth below:


                                      Completed                 Vested
                                 Years of Employment          Percentage
                                 -------------------          ----------
                                    Less than 1                   0%
                                    1 but less than 2            25%
                                    2 but less than 3            50%
                                    3 but less than 4            75%
                                    4 or more                   100%

Schedule 6: All applicable Employer contributions (and related earnings) shall vest in accordance with the schedule set forth below:


                                      Completed                Vested
                                 Years of Employment          Percentage
                                 -------------------          ----------
                                    Less than 3                  0%
                                    3 but less than 4           20%
                                    4 but less than 5           40%
                                    5 but less than 6           60%
                                    6 but less than 7           80%
                                    7 or more                  100%

Schedule 7: All applicable Employer contributions (and related earnings) shall vest in accordance with the schedule set forth in the Adoption Agreement prescribed by the Employer in accordance with applicable law.

Notwithstanding the vesting schedules above, a Member=s interest in his Account shall become 100% vested in the event that (i) the Member dies while in service with the Employer and the TPA has received notification of death, (ii) the Member has been approved for Disability, pursuant to the provisions of Article VII, and the TPA has received notification of Disability, or (iii) the Member has attained Normal Retirement Age while in service with the Employer.

Except as otherwise provided hereunder, in the event that the Employer adopts the Plan as a successor plan to another defined contribution plan qualified under Sections 401(a) and 501(a) of the Code, or in the event that the Employer changes or amends a vesting schedule adopted under this Article, any Member who was covered under such predecessor plan or, the pre-amendment vesting schedule under the Plan, and has completed at least 3 Years of Employment (or, as applicable, 3 years of service) may elect to have the nonforfeitable percentage of the portion of his Account which is subject to such vesting schedule computed under such predecessor plan's vesting provisions, or computed without regard to such change or amendment under the Plan (a "Vesting Election"). Any Vesting Election shall be made by notifying the TPA in writing within the election period hereinafter described. The election period shall begin on the date such amendment is adopted or the date such change is effective, or the date the Plan, which serves as a successor plan, is adopted or effective, as the case may be, and shall end no earlier than the latest of the following dates: (i) the date which is 60 days after the day such amendment is adopted; (ii) the date which is 60 days after the day such amendment or change becomes effective; (iii) the date which is 60 days after the day the Member is given written notice of such amendment or change by the TPA; (iv) the date which is 60 days after the day the Plan is adopted by the Employer or becomes effective; or (v) the date which is 60 days after the day the Member is given written notice that the Plan has been designated as a successor plan. Any such election, once made, shall be irrevocable.

To the extent permitted under the Code and Regulations, the Employer may, at its option, elect to treat all Members who are eligible to make a Vesting Election as having made such Vesting Election if the vesting schedule resulting from such an election is more favorable than the Vesting Schedule that would apply pursuant to the Plan amendment. Furthermore, subject to the requirements of the applicable Regulations, the Employer may elect to treat all Members, who were employed by the Employer on or before the effective date of the change or amendment, as subject to the prior vesting schedule, provided such prior schedule is more favorable.

In the event that an Employer elects, in its Adoption Agreement, to use the hour of service method for determining vesting service, Years of Service shall be substituted for Years of Employment for all purposes under this Article VI.

Section 6.3        Forfeitures

If a Member who was partially vested in his Account on the date of his termination of Employment returns to Employment, his Years of Employment (or, as applicable, years of service) prior to the Break(s) in Service shall be included in determining future vesting and, if he returns before incurring 5 consecutive one year Breaks in Service, any amounts forfeited from his Account shall be restored to his Account provided, however, that if such a Member has received a distribution pursuant to Article VII, his nonvested Account shall not be restored unless he repays to the Plan the full amount distributed to him before the earlier of (i) 5 years after the first date on which the Member is subsequently reemployed by the Employer, or (ii) the close of the first period of 5 consecutive one-year Breaks in Service commencing after the withdrawal. The amount restored to the Member=s Account will be valued on the Valuation Date coinciding with or next following the later of (i) the date the Employee is rehired, or (ii) the date a new enrollment application is received by the TPA. If a Member terminates Employment without any vested interest in his Account, he shall (i) immediately be deemed to have received a total distribution of his Account and (ii) thereupon forfeit his entire Account; provided that if such Member returns to Employment before the number of consecutive one-year Breaks in Service equals or exceeds the greater of (i) 5, or (ii) the aggregate number of the Member=s Years Employment (or, as applicable, Years of Service) prior to such Break in Service, his Account shall be restored in the same manner as if such Member had been partially vested at the time of his termination of Employment and had his nonvested Account restored upon a return to employment, and his Years of Employment (or, as applicable, Years of Service) prior to incurring the first Break in Service shall be included in any subsequent determination of his vesting service.

Forfeited amounts, as described in the preceding paragraph, shall be made available to the Employer, through a transfer from the Member's Account to the Employer Credit Account, upon: (1) if the Member had a vested interest in his Account at his termination of Employment, the earlier of (i) the date as of which the Member receives a distribution of his entire vested interest in his Account or (ii) the date upon which the Member incurs 5 consecutive one-year Breaks in Service, or (2) the date of the Member's termination of Employment, if the Member then has no vested interest in his Account. Once so transferred, such amounts shall be used at the option of the Employer to (i) reduce administrative expenses for that Contribution Determination Period, (ii) offset any contributions to be made by the Employer for that Contribution Determination Period or (iii) be allocated to all eligible Members deemed to be employed as of the last day of the Contribution Determination Period. The Employer Credit Account, referenced in this Subparagraph, shall be maintained to receive, in addition to the forfeitures described above, (i) contributions in excess of the limitations contained in Section 415 of the Code, (ii) Employer contributions made in advance of the date allocable to Members, if any, and (iii) amounts, if any, forfeited pursuant to Sections 3.10 and 3.11.

                                   ARTICLE VII
                          WITHDRAWALS AND DISTRIBUTIONS


Section 7.1        General Provisions

The Employer will define in the Adoption Agreement the terms and conditions under which withdrawals and distributions will be permitted under the Plan. All payments in respect of a Member=s Account shall be made in cash from the Trust Fund and in accordance with the provisions of this Article or Article XI except that if the Adoption Agreement so provides, a Member may elect to have his Account, to the extent then invested in the Employer Stock Fund, distributed in the form of Employer Stock in accordance with the provisions of this Article or
Article XI. The amount of payment will be determined in accordance with the value of the Member's Account on the Valuation Date coinciding with or next following the date proper notice is filed with the TPA, unless following such Valuation Date a decrease in the value of the Member=s investment in any of the available Investment Funds or other Account investments occurs prior to the date the Member's Account is paid in which case that part of the payment which is based on such investments shall equal the value of such investments determined as of the date of payment which date shall occur as soon as administratively practicable on or following the Valuation Date such proper notice is filed with the TPA. If units are redeemed to make a payment of benefits, the redemption date Unit value with respect to a Member=s investment in any of the available Investment Funds shall equal the value of a Unit in such Investment Fund, as determined in accordance with the valuation method applicable to Unit investments in such Investment Fund on the date the Member=s investment is redeemed.

Except where otherwise specified, payments provided under this Article will be made in a lump sum as soon as practicable after such Valuation Date or date of redemption, as may be applicable, subject to any applicable restriction on redemption imposed on amounts invested in any of the available Investment Funds.

Any partial withdrawal shall be deemed to come (to the extent available for withdrawal):

o First from the Member's after-tax contributions made prior to January 1, 1987.

o Next from the Member's after-tax contributions made after December 31, 1986 plus earnings on all of the Member's after-tax contributions.

o    Next from the Member's rollover contributions plus earnings thereon. o

o    Next from the Employer matching contributions plus earnings thereon.

o    Next from the Employer supplemental contributions plus earnings thereon.

o    Next from the Employer basic contributions plus earnings thereon.

o Next from the Employer safe harbor CODA contributions plus earnings thereon.

o    Next from the Member's 401(k) deferrals plus earnings thereon.

o Next from the Employer qualified nonelective contributions plus earnings thereon.

o    Next from the Employer profit sharing contributions plus earnings thereon.

Section 7.2        Withdrawals While Employed

The Employer may, at its option, permit Members to make withdrawals from one or more of the portions of their Accounts while employed by the Employer, as designated in the Adoption Agreement, under the terms and provisions described herein.

     Voluntary Withdrawals - To the extent permitted by the Employer as specified in the Adoption Agreement, a Member may voluntarily withdraw some or all of his Account (other than his 401(k) deferrals and Employer qualified nonelective contributions treated as 401(k) deferrals except as hereinafter permitted) while in Employment by filing a notice of withdrawal with the TPA; provided, however, that in the event his Employer has elected to provide annuity options under Section 7.3, no withdrawals may be made from a married Member's Account without the written consent of such Member's Spouse (which consent shall be subject to the procedures set forth in Section 7.3). Only one in-service withdrawal may be made in any Plan Year from each of the rollover amount of the Member's Account and the remainder of the Member's Account. This restriction shall not, however, apply to a withdrawal under this Section in conjunction with a hardship withdrawal.

Notwithstanding the foregoing paragraph, a Member may not withdraw any matching, basic, supplemental, profit sharing or, solely in the case of the events described in clause (iii) or (iv), qualified nonelective contributions made by the Employer under Article III unless (i) the Member has completed 60 months of participation in the Plan; (ii) the withdrawal occurs at least 24 months after such contributions were made by the Employer; (iii) the Employer terminates the Plan without establishing a qualified successor plan; or (iv) the Member dies, is disabled, retires, attains age 592 or terminates Employment. For purposes of the preceding requirements, if the Member's Account includes amounts which have been transferred from a defined contribution plan established prior to the adoption of the Plan by the Employer, the period of time during which amounts were held on behalf of such Member and the periods of participation of such Member under such defined contribution plan shall be taken into account.

Effective as of January 1, 1997, if an Employer does not permit Members to make withdrawals from their Account while employed and a Member has attained age 70 1/2 prior to terminating employment with his Employer, such Member may withdraw some or all of his Account under the terms and provisions of this Section 7.2.

If an Employer, in the Adoption Agreement, permits Members to withdraw 401(k) deferrals and qualified non-elective contributions (and the income allocable to each) while employed by the Employer, such deferrals or contributions are not distributable earlier than upon separation from service, death, disability, attainment of age 59 1/2 or hardship. Such amounts may also be distributed, in accordance with Section 401(k)(2)(B)(i)(II) of the Code and the IRS Regulations thereunder, upon: (i) termination of the Plan without the establishment of another defined contribution plan other than an employee stock ownership plan (as defined in Section 4975(e)(7) or Section 409 of the Code) or a simplified employee pension plan (defined in Code Section 408(k) or a SIMPLE IRA plan (defined in Code Section 408(p)), or (ii) the disposition by a corporation to an unrelated corporation of substantially all of the assets (within the meaning of Section 409(d)(2) of the Code) used in a trade or business of such corporation if such corporation continues to maintain this Plan after the disposition, but only with respect to employees who continue employment with the corporation acquiring such assets, or (iii) the disposition by a corporation to an unrelated entity of such corporation's interest in a subsidiary (within the meaning of Section 409(d)(3) of the Code) if such corporation continues to maintain this Plan, but only with respect to employees who continue employment with such subsidiary.

     Hardship Withdrawals - If designated by the Employer in the Adoption Agreement, a Member may make a withdrawal of his 401(k) deferrals, Employer qualified nonelective contributions which are treated as elective deferrals, and any earnings credited thereto prior to January 1, 1989, prior to attaining age 592, provided that the withdrawal is solely on account of an immediate and heavy financial need and is necessary to satisfy such financial need. For the purposes of this Article, the term "immediate and heavy financial need@ shall be limited to the need of funds for (i) the payment of medical expenses (described in Section 213(d) of the
     Code) incurred by the Member, the Member=s Spouse, or any of the Member=s dependents (as defined in Section 152 of the Code), (ii) the payment of tuition and room and board for the next 12 months of post-secondary education of the Member, the Member=s Spouse, the Member=s children, or any of the Member=s dependents (as defined in Section 152 of the Code), (iii) the purchase (excluding mortgage payments) of a principal residence for the Member, or (iv) the prevention of eviction of the Member from his principal residence or the prevention of foreclosure on the mortgage of the Member=s principal residence. For purposes of this Article, a distribution generally may be treated as "necessary to satisfy a financial need" if the Plan Administrator reasonably relies upon the Member's written representation that the need cannot be relieved (i) through reimbursement or compensation by insurance or otherwise, (ii) by reasonable liquidation of the Member=s available assets, to the extent such liquidation would not itself cause an immediate and heavy financial need, (iii) by cessation of Member contributions and/or deferrals pursuant to Article III of the Plan, to the extent such contributions and/or deferrals are permitted by the Employer, or (iv) by other distributions or nontaxable (at the time of the loan) loans from plans maintained by the Employer or by any other employer, or by borrowing from commercial sources on reasonable commercial terms. The amount of any withdrawal pursuant to this Article shall not exceed the amount required to meet the demonstrated financial hardship, including any amounts necessary to pay any federal income taxes and penalties reasonably anticipated to result from the distribution as certified to the Plan Administrator by the Member.

Notwithstanding the foregoing, no amounts may be withdrawn on account of hardship pursuant to this Article prior to a Member's withdrawal of his other available Plan assets without regard to any other withdrawal restrictions adopted by the Employer.

Section 7.3        Distributions Upon Termination of Employment

In accordance with the provisions for distributions designated by the Employer in the Adoption Agreement, a Member who terminates Employment with the Employer may request a distribution of his Account at any time thereafter up to attainment of age 702. Except as otherwise provided by the Employer in the Adoption Agreement, a Member may withdraw all or a portion of his Account at any time after termination of employment and any amounts paid under this Article may not be returned to the Plan.

Any distribution made under this Section 7.3 requires that a Request for Distribution be filed with the TPA. If a Member does not file such a Request, the value of his Account will be paid to him as soon as practicable after his attainment of age 702, but in no event shall payment commence later than April 1 of the calendar year following the calendar year in which the Member attains age 702 unless otherwise provided by law.

     Lump Sum Payments - A Member may request a distribution of all or a part of his Account no more frequently than once per calendar year by filing the proper Request for Distribution with the TPA. In the event the Employer has elected to provide an annuity option under the Plan, no distributions may be made from a married Member's Account without the written consent of such married Member's spouse (which consent shall be subject to the procedures set forth below).

     Installment Payments - To the extent designated by the Employer in the Adoption Agreement and in lieu of any lump sum payment of his total Account, a Member who has terminated his Employment may elect in his Request for Distribution to be paid in installments (no less frequently than annually), provided that a Member shall not be permitted to elect an installment period in excess of his remaining life expectancy (or the joint life expectancy of the Member and his designated Beneficiary) and if a Member attempts such an election, the TPA shall deem him to have elected the installment period with the next lowest multiple within the Member's remaining life expectancy. For purposes of installment payments under this
     Section 7.3, the Member's life expectancy (or the joint life expectancy of the Member and his designated Beneficiary) shall not be recalculated. The amount of each installment will be equal to the value of the total Units in the Member=s Account, multiplied by a fraction, the numerator of which is one and the denominator of which is the number of remaining installments including the one then being paid, so that at the end of the installment period so elected, the total Account will be liquidated. The value of the Units will be determined in accordance with the Unit values on the Valuation Date on or next following the TPA's receipt of his Request for Distribution and on each anniversary thereafter subject to applicable Regulations under Code Section 401(a)(9). Payment will be made as soon as practicable after each such Valuation Date, but in no event shall payment commence later than April 1 of the calendar year following the calendar year in which the Member attains age 702 subject to the procedure for making such distributions described below. The election of installments hereunder may not be subsequently changed by the Member, except that upon written notice to the TPA, the Member may withdraw the balance of the Units in his Account in a lump sum at any time, notwithstanding the fact that the Member previously received a distribution in the same calendar year.

     Annuity Payments - The Employer may, at its option, elect to provide an annuity option under the Plan. To the extent so designated by the Employer in the Adoption Agreement and in lieu of any lump sum payment of his total Account, a Member who has terminated his Employment may elect in his Request for Distribution to have the value of his total Account be paid as an annuity secured for the Member by the Plan Administrator through a individual annuity contract purchased by the Plan. In the event the Employer elects to provide the annuity option, the following provisions shall apply:

     Unmarried Members - Any unmarried Member who has terminated his Employment may elect, in lieu of any other available payment option, to receive a benefit payable by purchase of a single premium contract providing for (i) a single life annuity for the life of the Member or (ii) an annuity for the life of the Member and, if the Member dies leaving a designated Beneficiary, a 50% survivor annuity for the life of such designated Beneficiary.

     Married Members - Except as otherwise provided below, (i) any married Member who has terminated his Employment shall receive a benefit payable by purchase of a single premium contract providing for a Qualified Joint and Survivor Annuity, as defined below, and (ii) the Surviving Spouse of any married Member who dies prior to the date payment of his benefit commences shall be entitled to a Preretirement Survivor Annuity, as defined below. Notwithstanding the foregoing, any such married Member may elect to receive his benefit in any other available form, and may waive the Preretirement Survivor Annuity, in accordance with the spousal consent requirements described herein.

For purposes of this Section 7.3, the term Qualified Joint and Survivor Annuity@ means a benefit providing an annuity for the life of the Member, ending with the payment due on the last day of the month coinciding with or preceding the date of his death, and, if the Member dies leaving a Surviving Spouse, a survivor annuity for the life of such Surviving Spouse equal to one-half of the annuity payable for the life of the Member under his Qualified Joint and Survivor Annuity, commencing on the last day of the month following the date of the Member=s death and ending with the payment due on the first day of the month coinciding with or preceding the date of such Surviving Spouse=s death.

For purposes of this Section 7.3, the term APreretirement Survivor Annuity@ means a benefit providing for payment of 50% of the Member=s Account balance as of the Valuation Date coinciding with or preceding the date of his death. Payment of a Preretirement Survivor Annuity shall commence in the month following the month in which the Member dies or as soon as practicable thereafter; provided, however, that to the extent required by law, if the value of the amount used to purchase a Preretirement Survivor Annuity exceeds $3,500, then payment of the Preretirement Survivor Annuity shall not commence prior to the date the Member reached (or would have reached, had he lived) Normal Retirement Age without the written consent of the Member=s Surviving Spouse. Absence of any required consent will result in a deferral of payment of the Preretirement Survivor Annuity to the month following the month in which occurs the earlier of (i) the date the required consent is received by the TPA or (ii) the date the Member would have reached Normal Retirement Age had he lived.

The TPA shall furnish or cause to be furnished, to each married Member with an Account subject to this Section 7.3, explanations of the Qualified Joint and Survivor Annuity and Preretirement Survivor Annuity. A Member may, with the written consent of his Spouse (unless the TPA makes a written determination in accordance with the Code and the Regulations that no such consent is required), elect in writing (i) to receive his benefit in a single lump sum payment within the 90-day period ending on the date payment of his benefit commences; and (ii) to waive the Preretirement Survivor Annuity within the period beginning on the first day of the Plan Year in which the Member attains age 35 and ending on the date of his death. Any election made pursuant to this Subparagraph may be revoked by a Member, without spousal consent, at any time within which such election could have been made. Such an election or revocation must be made in accordance with procedures developed by the TPA and shall be notarized.

Notwithstanding anything to the contrary, effective for Plan Years beginning after December 31, 1996, the 90-day period in which a Member may, with the written consent of his Spouse, elect in writing to receive his benefit in a single lump sum shall not end before the 30th day after the date on which explanations of the Qualified Joint and Survivor Annuity and Preretirement Survivor Annuity are provided. A Member may elect (with any applicable spousal consent) to waive any requirement that the written explanation be provided at least 30 days before the annuity starting date (or to waive the 30-day requirement under the preceding sentence) if the distribution commences more than seven days after such explanation is provided.

Notwithstanding the preceding provisions of this Section 7.3, any benefit of $3,500, subject to the limits of Article X, or less, shall be paid in cash in a lump sum in full settlement of the Plan=s liability therefor; provided, however, that in the case of a married Member, no such lump sum payment shall be made after benefits have commenced without the consent of the Member and his Spouse or, if the Member has died, the Member=s Surviving Spouse. Furthermore, if the value of the benefit payable to a Member or his Surviving Spouse is greater than $3,500 and the Member has or had not reached his Normal Retirement Age, then to the extent required by law, unless the Member (and, if the Member is married and his benefit is to be paid in a form other than a Qualified Joint and Survivor Annuity, his Spouse, or, if the Member was married, his Surviving Spouse) consents in writing to an immediate distribution of such benefit, his benefit shall continue to be held in the Trust until a date following the earlier of (i) the date of the TPA=s receipt of all required consents or (ii) the date the Member reaches his earliest possible Normal Retirement Age under the Plan (or would have reached such date had he lived), and thereafter shall be paid in accordance with this Section 7.3.

Solely to the extent required under applicable law and regulations, and notwithstanding any provisions of the Plan to the contrary that would otherwise limit a Distributee's election under this Subparagraph, a Distributee may elect, at the time and in the manner prescribed by the TPA, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover. For purposes of this Subparagraph, the following terms shall have the following meanings:

Eligible Rollover Distribution - Any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

Effective January 1, 2000, an Eligible Rollover Distribution excludes hardship withdrawals as defined in Section 401(k)(2)(B)(i)(IV) of the Code which are attributable to Member's 401(k) deferrals under Treasury Regulation Section 1.401(k)-1(d)(2)(ii).

Eligible Retirement Plan - An individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to a Surviving Spouse, an Eligible Retirement Plan is an individual retirement account or an individual retirement annuity.

Distributee  - A  Distributee  may be (i) an Employee,  (ii) a former  Employee,
(iii) an Employee's Surviving Spouse, (iv) a former Employee's Surviving Spouse,
(v) an Employee's Spouse or former Spouse who is an alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, or
(vi) a former Employee's Spouse or former Spouse who is an alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, with respect to the interest of the Spouse or former Spouse.

Direct Rollover - A payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

Section 7.4        Distributions Due to Disability

A Member who is separated from Employment by reason of a disability which is expected to last in excess of 12 consecutive months and who is either (i) eligible for, or is receiving, disability insurance benefits under the Federal Social Security Act or (ii) approved for disability under the provisions of any other benefit program or policy maintained by the Employer, which policy or program is applied on a uniform and nondiscriminatory basis to all Employees of the Employer, shall be deemed to be disabled for all purposes under the Plan. The Plan Administrator shall determine whether a Member is disabled in accordance with the terms of the immediately preceding paragraph; provided, however, approval of Disability is conditioned upon notice to the Plan Administrator of such Member=s Disability within 13 months of the Member=s separation from Employment. The notice of Disability shall include a certification that the Member meets one or more of the criteria listed above. Upon determination of Disability, a Member may withdraw his total Account balance under the Plan and have such amounts paid to him in accordance with the applicable provisions of this Article VII, as designated by the Employer. If a disabled Member becomes reemployed subsequent to withdrawal of some or all of his Account balance, such Member may not repay to the Plan any such withdrawn amounts.

Section 7.5        Distributions Due to Death

Subject to the provisions of Section 7.3 above, if a married Member dies, his Spouse, as Beneficiary, will receive a death benefit equal to the value of the Member=s Account determined on the Valuation Date on or next following the TPA=s receipt of notice that such Member died; provided, however, that if such Member=s Spouse had consented in writing to the designation of a different Beneficiary, the Member=s Account will be paid to such designated Beneficiary. Such nonspousal designation may be revoked by the Member without spousal consent at any time prior to the Member=s death. If a Member is not married at the time of his death, his Account will be paid to his designated Beneficiary.

A Member  may elect  that upon his  death,  his  Beneficiary,  pursuant  to this
Section 7.5, may receive, in lieu of any lump sum payment, payment in 5 annual installments (10 if the Spouse is the Beneficiary, provided that the Spouse's remaining life expectancy is at least 10 years) whereby the value of 1/5th of such Member=s Units (or 1/10th in the case of a spousal Beneficiary, provided that the Spouse's remaining life expectancy is at least 10 years) in each available Investment Fund will be determined in accordance with the Unit values on the Valuation Date on or next following the TPA=s receipt of notice of the Member=s death and on each anniversary of such Valuation Date. Payment will be made as soon as practicable after each Valuation Date until the Member=s Account is exhausted. Such election may be filed at any time with the Plan Administrator prior to the Member=s death and may not be changed or revoked after such Member=s death. If such an election is not in effect at the time of the Member=s death, his Beneficiary (including any spousal Beneficiary) may elect to receive distributions in accordance with this Article, except that any balance remaining in the deceased Member=s Account must be distributed on or before the December 31 of the calendar year which contains the 5th anniversary (the 10th anniversary in the case of a spousal Beneficiary, provided that the Spouse's remaining life expectancy is at least 10 years) of the Member=s death. Notwithstanding the foregoing, payment of a Member=s Account shall commence not later than the December 31 of the calendar year immediately following the calendar year in which the Member died or, in the event such Beneficiary is the Member=s Surviving Spouse, on or before the December 31 of the calendar year in which such Member would have attained age 702, if later (or, in either case, on any later date prescribed by the IRS Regulations). If, upon the Spouse=s or Beneficiary=s death, there is still a balance in the Account, the value of the remaining Units will be paid in a lump sum to such Spouse=s or Beneficiary=s estate.

Section 7.6        Minimum Required Distributions

Effective as of January 1, 1997, payment of a Member's Account shall not commence later than April 1 of the calendar year following the later of (i) the calendar year in which the Member attains age 70 1/2 or (ii) the calendar year in which the Member retires; provided however, if the Member is a 5 percent owner (as described in section 416(i) of the Code), at any time during the Plan Year ending with or within the calendar year in which the Employee attains age 70 1/2, any benefit payable to such Member shall commence no later than April 1 of the calendar year following the calendar year in which the Member attains age 70 1/2. Such benefit shall be paid, in accordance with the Regulations, over a period not extending beyond the life expectancy of such Member (or the joint life expectancy of the Member and his designated Beneficiary). For purposes of this Section, life expectancy of a Member and/or a Member's spouse may at the election of the Member be recalculated annually in accordance with the Regulations. The election, once made, shall be irrevocable. If the Member does not make an election prior to the time that distributions are required to commence, then life expectancies shall not be recalculated.

Notwithstanding anything in the Plan to the contrary, if a Member dies after distribution of his interest has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Member's death. In addition, to the extent any payments from the Member's Account would be made after the Member's death, such payments shall be made in accordance with Section 401(a)(9) of the Code and the IRS Regulations thereunder (including the minimum distribution incidental benefit requirements).

                                  ARTICLE VIII
                                  LOAN PROGRAM


Section 8.1        General Provisions

An Employer may, at its option, make available the loan program described herein for any Member (and, if applicable under Section 8.8 of this Article, any Beneficiary), subject to applicable law. The Employer shall so designate its adoption of the loan program and the terms and provisions of its operation in the Adoption Agreement. There shall be a reasonable origination fee and/or an annual administration fee assessed to the Member's Account for each loan made to a Member or Beneficiary. In the event that the Employer has elected to provide an annuity option under Article VII or amounts are transferred to the Plan from a retirement plan subject to Section 401(a)(11) of the Code, no loans may be made from a married Member's Account without the written consent of such Member's Spouse (in accordance with the spousal consent rules set forth under Section 7.3). In the event the Employer elects to permit loans to be made from rollover contributions and earnings thereon, as designated in the Adoption Agreement, loans shall be available from the Accounts of any Employees of the Employer who have not yet become Members. Only one loan may be made to a Member in the Plan Year, except that if an Employer provides in the Adoption Agreement to make loans available from Employee rollover contributions and the earnings thereon, a Member will be permitted to request a second loan in the Plan Year to the extent of Employee rollover contributions and earnings thereon subject to any other limitations provided under this Article.

The Employer may elect, in the Adoption Agreement, to make the loan program available only in the event of hardship or financial necessity. Hardship or financial necessity is defined as a significant health expense or a loss of income due to illness or disability incurred by a Member, or the death of a Member or an immediate family member of a Member. Hardship or financial necessary also includes the purchase of a Member's principal place of residence as well as paying for a college education (including graduate studies) for either a Member or a Member's dependents.

Section 8.2        Loan Application

Subject to the restrictions described in the paragraph immediately following, a Member in Employment may borrow from his Account in each of the available Investment Funds by filing a loan application with the TPA. Such application (hereinafter referred to as a

"completed application@) shall (i) specify the terms pursuant to which the loan is requested to be made and (ii) provide such information and documentation as the TPA shall require, including a note, duly executed by the Member, granting a security interest of an amount not greater than 50% of his vested Account, to secure the loan. With respect to such Member, the completed application shall authorize the repayment of the loan through payroll deductions. Such loan will become effective upon the Valuation Date coinciding with or next following the date on which his completed application and other required documents were submitted, subject to the same conditions with respect to the amount to be transferred under this Section which are specified in the Plan procedures for determining the amount of payments made under Article VII of the Plan.

The Employer shall establish standards in accordance with the Code and ERISA which shall be uniformly applicable to all Members eligible to borrow from their interests in the Trust Fund similarly situated and shall govern the TPA=s approval or disapproval of completed applications. The terms for each loan shall be set solely in accordance with such standards.

The TPA shall, in accordance with the established standards, review and approve or disapprove a completed application as soon as practicable after its receipt thereof, and shall promptly notify the applying Member of such approval or disapproval. Notwithstanding the foregoing, the TPA may defer its review of a completed application, or defer payment of the proceeds of an approved loan, if the proceeds of the loan would otherwise be paid during the period commencing on December 1 and ending on the following January 31.

Subject to the preceding paragraph and Section 8.6, upon approval of a completed application, the TPA shall cause payment of the loan to be made from the available Investment Fund(s) in the same proportion that the designated portion of the Member's Account is invested at the time of the loan, and the relevant portion of the Member's interest in such Investment Fund(s) shall be cancelled and shall be transferred in cash to the Member. The TPA shall maintain sufficient records regarding such amounts to permit an accurate crediting of repayments of the loan.

Notwithstanding any provision of this Article VIII to the contrary, if an Employer has elected in the Adoption Agreement to condition loans based upon a Member's demonstrated hardship or financial necessity, the Plan Administrator, in a uniform and nondiscriminatory manner, shall determine whether a Member has incurred a hardship or financial necessity following the Member filing a loan application with the TPA.

Section 8.3        Permitted Loan Amount

The amount of each loan may not be less than $1,000 nor more than the maximum amount as described below. The maximum amount available for loan under the Plan (when added to the outstanding balance of all other loans from the Plan to the borrowing Member) shall not exceed the lesser of: (a) $50,000 reduced by the excess (if any) of (i) the highest outstanding loan balance attributable to the Account of the Member requesting the loan from the Plan during the one-year period ending on the day preceding the date of the loan, over (ii) the outstanding balance of all other loans from the Plan to the Member on the date of the loan, or (b) 50% of the value of the Member=s vested portion of his Account as of the Valuation Date on or next following the date on which the TPA receives the completed application for the loan and all other required documents. In determining the maximum amount that a Member may borrow, all vested assets of his Account will be taken into consideration, provided that, where the Employer has not elected to make a Member's entire Account available for loans, in no event shall the amount of the loan exceed the value of such vested portion of the Member=s Account from which loans are permissible.

Section 8.4        Source of Funds for Loan

The amount of the loan will be deducted from the Member=s Account in the available Investment Funds in accordance with Section 8.2 of this Article and the Plan procedures for determining the amount of payments made under Article
VII. Loans shall be deemed to come (to the extent the Employer permits Members to take loans from one or more of the portions of their Accounts, as designated in the Adoption Agreement):

$ First from the vested Employer profit sharing contributions plus earnings thereon.

$ Next from the Employer qualified nonelective contributions plus earnings thereon.

$    Next from the Member's 401(k) deferrals plus earnings thereon.

$ Next from the Member's safe harbor CODA contributions plus earnings thereon.

$    Next from the vested Employer basic contributions plus earnings thereon.

$ Next from the vested Employer supplemental contributions plus earnings thereon.

$    Next from the vested Employer matching contributions plus earnings thereon.

$    Next from the Member's rollover contributions plus earnings thereon.

$ Next from the Member's after-tax contributions made after December 31,1986 plus earnings on all of the Member's after-tax contributions.

$    Next  from the  Member's  after-tax  contributions  made  prior to  January
     1,1987.

Section 8.5        Conditions of Loan

Each loan to a Member under the Plan shall be repaid in level monthly amounts through regular payroll deductions after the effective date of the loan, and continuing thereafter with each payroll. Except as otherwise required by the Code and the IRS Regulations, each loan shall have a repayment period of not less than 12 months and not in excess of 60 months, unless the purpose of the loan is for the purchase of a primary residence, in which case the loan may be for not more than 180 months. After the first 3 monthly payments of the loan have been satisfied, the Member may pay the outstanding loan balance (including accrued interest from the due date).

The rate of interest for the term of the loan will be established as of the loan date, and will be the Barron=s Prime Rate (base rate) plus 1% as published on the last Saturday of the preceding month, or such other rate as may be required by applicable law and determined by reference to the prevailing interest rate charged by commercial lenders under similar circumstances. The applicable rate would then be in effect through the last business day of the month.

Repayment of all loans under the Plan shall be secured by 50% of the Member=s vested interest in his Account, determined as of the origination of such loan.

Section 8.6        Crediting of Repayment

Upon lending any amount to a Member, the TPA shall establish and maintain a loan receivable account with respect to, and for the term of, the loan. The allocations described in this Section shall be made from the loan receivable account. Upon receipt of each monthly installment payment and the crediting thereof to the Member=s loan receivable account, there shall be allocated to the Member=s Account in the available Investment Funds, in accordance with his most recent investment instructions, the principal portion of the installment payment plus that portion of the interest equal to the rate determined in Section 8.5 of this Article. The unpaid balance owed by a Member on a loan under the Plan shall not reduce the amount credited to his Account. However, from the time of payment of the proceeds of the loan to the Member, such Account shall be deemed invested, to the extent of such unpaid balance, in such loan until the complete repayment thereof or distribution from such Account. Any loan repayment shall first be deemed allocable to the portions of the Member's Account on the basis of a reverse ordering of the manner in which the loan was originally distributed to the Member.

Section 8.7        Cessation of Payments on Loan

If a Member, while employed, fails to make a monthly installment payment when due, as specified in the completed application, subject to applicable law, he will be deemed to have received a distribution of the outstanding balance of the loan. If such default occurs after the first 3 monthly payments of the loan have been satisfied, the Member may pay the outstanding balance, including accrued interest from the due date, by the last day of the calendar quarter following the calendar quarter which contains the due date of the last monthly installment payment, in which case no such distribution will be deemed to have occurred. Subject to applicable law, notwithstanding the foregoing, a Member that borrows any of his 401(k) deferrals and any of the earnings attributable thereto may not cease to make monthly installment payments while employed and receiving a Salary from the Employer.

Except as provided below, upon a Member=s termination of Employment, death or Disability, or the Employer=s termination of the Plan, no further monthly installment payments may be made. Unless the outstanding balance, including accrued interest from the due date, is paid by the last day of the calendar quarter following the calendar quarter which contains the date of such occurrence, the Member will be deemed to have received a distribution of the outstanding balance of the loan including accrued interest from the due date.

Section 8.8        Loans to Former Members

Notwithstanding any other provisions of this Article VIII, a member who terminates Employment for any reason shall be permitted to continue making scheduled repayments with respect to any loan balance outstanding at the time he becomes a terminated Member. In addition, a terminated Member or Beneficiary may elect to initiate a new loan from his Account, subject to the conditions otherwise described in this Article VIII. If any terminated Member who continues to make repayments or any terminated Member or Beneficiary who borrows from his Account pursuant to this Section 8.8 fails to make a scheduled monthly installment payment by the last day of the calendar quarter following the calendar quarter which contains the scheduled payment date, he will be deemed to have received a distribution of the outstanding balance of the loan.

                                   ARTICLE IX
            ADMINISTRATION OF PLAN AND ALLOCATION OF RESPONSIBILITIES


Section 9.1        Fiduciaries

The following persons are Fiduciaries under the Plan.

     a)   The Trustee,

     b)   The Employer,

     c) The Plan Administrator or committee, appointed by the Employer pursuant to this Article IX of the Plan and designated as the "Named Fiduciary" of the Plan and the Plan Administrator, and

     d)   Any  Investment  Manager  appointed  by the  Employer  as  provided in
          Section 9.4.

Each of said Fiduciaries shall be bonded to the extent required by ERISA.

The TPA is not intended to have the authority or responsibilities which would cause it to be considered a Fiduciary with respect to the Plan unless the TPA otherwise agrees to accept such authority or responsibilities in a service agreement or otherwise in writing.

Section 9.2        Allocation of Responsibilities Among the Fiduciaries

a)   The Trustee

The Employer shall enter into one or more Trust Agreements with a Trustee or Trustees selected by the Employer. The Trust established under any such agreement shall be a part of the Plan and shall provide that all funds received by the Trustee as contributions under the Plan and the income therefrom (other than such part as is necessary to pay the expenses and charges referred to in Paragraph (b) of this Section) shall be held in the Trust Fund for the exclusive benefit of the Members or their Beneficiaries, and managed, invested and reinvested and distributed by the Trustee in accordance with the Plan. Sums received for investment may be invested (i) wholly or partly through the medium of any common, collective or commingled trust fund maintained by a bank or other financial institution and which is qualified under Sections 401(a) and 501(a) of the Code and constitutes a part of the Plan; (ii) wholly or partly through the medium of a group annuity or other type of contract issued by an insurance company and constituting a part of the Plan, and utilizing, under any such contract, general, commingled or individual investment accounts; or (iii) wholly or partly in securities issued by an investment company registered under the Investment Company Act of 1940. Subject to the provisions of Article XI, the Employer may from time to time and without the consent of any Member or Beneficiary (a) amend the Trust Agreement or any such insurance contract in such manner as the Employer may deem necessary or desirable to carry out the Plan,
(b) remove the Trustee and designate a successor Trustee upon such removal or upon the resignation of the Trustee, and (c) provide for an alternate funding agency under the Plan. The Trustee shall make payments under the Plan only to the extent, in the amounts, in the manner, at the time, and to the persons as shall from time to time be set forth and designated in written authorizations from the Plan Administrator or TPA.

     The Trustee shall from time to time charge against and pay out of the Trust Fund taxes of any and all kinds whatsoever which are levied or assessed upon or become payable in respect of such Fund, the income or any property forming a part thereof, or any security transaction pertaining thereto. To the extent not paid by the Employer, the Trustee shall also charge against and pay out of the Trust Fund other expenses incurred by the Trustee in the performance of its duties under the Trust, the expenses incurred by the TPA in the performance of its duties under the Plan (including reasonable compensation for agents and cost of services rendered in respect of the
     Plan), such compensation of the Trustee as may be agreed upon from time to time between the Employer and the Trustee, and all other proper charges and disbursements of the Trustee, the Employer, or the Plan Administrator.

b)   The Employer

     The Employer shall be responsible for all functions assigned or reserved to it under the Plan and any related Trust Agreement. Any authority so assigned or reserved to the Employer, other than responsibilities assigned to the Plan Administrator, shall be exercised by resolution of the Employer's Board of Directors and shall become effective with respect to the Trustee upon written notice to the Trustee signed by the duly authorized officer of the Board advising the Trustee of such exercise. By way of illustration and not by limitation, the Employer shall have authority and responsibility:

     (1)    to amend the Plan;

     (2) to merge and consolidate the Plan with all or part of the assets or liabilities of any other plan;

     (3) to appoint, remove and replace the Trustee and the Plan Administrator and to monitor their performances;

     (4) to appoint, remove and replace one or more Investment Managers, or to refrain from such appointments, and to monitor their performances;

     (5) to communicate such information to the Plan Administrator, TPA, Trustee and Investment Managers as they may need for the proper performance of their duties; and

     (6)    to perform such additional duties as are imposed by law.

     Whenever, under the terms of this Plan, the Employer is permitted or required to do or perform any act, it shall be done and performed by an officer thereunto duly authorized by its Board of Directors.

c)   The Plan Administrator

     The Plan Administrator shall have responsibility and discretionary authority to control the operation and administration of the Plan in accordance with the provisions of Article IX of the Plan, including, without limiting, the generality of the foregoing:

     (1) the determination of eligibility for benefits and the amount and certification thereof to the Trustee;

     (2)    the hiring of persons to provide necessary services to the Plan;

     (3) the issuance of directions to the Trustee to pay any fees, taxes, charges or other costs incidental to the operation and management of the Plan;

     (4) the preparation and filing of all reports required to be filed with respect to the Plan with any governmental agency; and

     (5) the compliance with all disclosure requirements imposed by state or federal law.

d)   The Investment Manager

     Any Investment Manager appointed pursuant to Section 9.4 shall have sole responsibility for the investment of the portion of the assets of the Trust Fund to be managed and controlled by such Investment Manager. An Investment Manager may place orders for the purchase and sale of securities directly with brokers and dealers.

Section 9.3        No Joint Fiduciary Responsibilities

     This Article IX is intended to allocate to each Fiduciary the individual responsibility for the prudent execution of the functions assigned to him, and none of such responsibilities or any other responsibilities shall be shared by two or more of such Fiduciaries unless such sharing is provided by a specific provision of the Plan or any related Trust Agreement. Whenever one Fiduciary is required to follow the directions of another Fiduciary, the two Fiduciaries shall not be deemed to have been assigned a shared responsibility, but the responsibility of the Fiduciary giving the directions shall be deemed his sole responsibility, and the responsibility of the Fiduciary receiving those directions shall be to follow them insofar as such instructions are on their face proper under applicable law. To the extent that fiduciary responsibilities are allocated to an Investment Manager, such responsibilities are so allocated solely to such Investment Manager alone, to be exercised by such Investment Manager alone and not in conjunction with any other Fiduciary, and the Trustee shall be under no obligation to manage any asset of the Trust Fund which is subject to the management of such Investment Manager.

Section 9.4        Investment Manager

     The Employer may appoint a qualified Investment Manager or Managers to manage any portion or all of the assets of the Trust Fund. For the purpose of this Plan and the related Trust, a "qualified Investment Manager" means an individual, firm or corporation who has been so appointed by the Employer to serve as Investment Manager hereunder, and who is and has acknowledged in writing that he is (a) a Fiduciary with respect to the Plan, (b) bonded as required by ERISA, and (c) either (i) registered as an investment advisor under the Investment Advisors Act of 1940, (ii) a bank as defined in said Act, or (iii) an insurance company qualified to perform investment management services under the laws of more than one state of the United States.

     Any such appointment shall be by a vote of the Board of Directors of the Employer naming the Investment Manager so appointed and designating the portion of the assets of the Trust Fund to be managed and controlled by such Investment Manager. Said vote shall be evidenced by a certificate in writing signed by the duly authorized officer of the Board and shall become effective on the date specified in such certificate but not before delivery to the Trustee of a copy of such certificate, together with a written acknowledgment by such Investment Manager of the facts specified in the second sentence of this Section.

Section 9.5        Advisor to Fiduciary

     A Fiduciary may employ one or more persons to render advice concerning any responsibility such Fiduciary has under the Plan and related Trust Agreement.

Section 9.6        Service in Multiple Capacities

     Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan, specifically including service both as Plan Administrator and as a Trustee of the Trust; provided, however, that no person may serve in a fiduciary capacity who is precluded from so serving pursuant to Section 411 of ERISA.

Section 9.7        Appointment of Plan Administrator

     The Employer shall designate the Plan Administrator in the Adoption Agreement. The Plan Administrator may be an individual, a committee of two or more individuals, whether or not, in either such case, the individual or any of such individuals are Employees of the Employer, a consulting firm or other independent agent, the Trustee (with its consent), the Board of the Employer, or the Employer itself. Except as the Employer shall otherwise expressly determine, the Plan Administrator shall be charged with the full power and responsibility for administering the Plan in all its details. If no Plan Administrator has been appointed by the Employer, or if the person designated as Plan Administrator is not serving as such for any reason, the Employer shall be deemed to be the Plan Administrator. The Plan Administrator may be removed by the Employer or may resign by giving written notice to the Employer, and, in the event of the removal, resignation, death or other termination of service of the Plan Administrator, the Employer shall, as soon as is practicable, appoint a successor Plan Administrator, such successor thereafter to have all of the rights, privileges, duties and obligations of the predecessor Plan Administrator.

Section 9.8        Powers of the Plan Administrator

     The Plan Administrator is hereby vested with all powers and authority necessary in order to carry out its duties and responsibilities in connection with the administration of the Plan as herein provided, and is authorized to make such rules and regulations as it may deem necessary to carry out the provisions of the Plan and the Trust Agreement. The Plan Administrator may from time to time appoint agents to perform such functions involved in the administration of the Plan as it may deem advisable. The Plan Administrator shall have the discretionary authority to determine any questions arising in the administration, interpretation and application of the Plan, including any questions submitted by the Trustee on a matter necessary for it to properly discharge its duties; and the decision of the Plan Administrator shall be conclusive and binding on all persons.

Section 9.9        Duties of the Plan Administrator

     The Plan Administrator shall keep on file a copy of the Plan and the Trust Agreement(s), including any subsequent amendments, and all annual reports of the Trustee(s), and such annual reports or registration statements as may be required by the laws of the United States, or other jurisdiction, for examination by Members in the Plan during reasonable business hours. Upon request by any Member, the Plan Administrator shall furnish him with a statement of his interest in the Plan as determined by the Plan Administrator as of the close of the preceding Plan Year.

Section 9.10       Action by the Plan Administrator

     In the event that there shall at any time be two or more persons who constitute the Plan Administrator, such persons shall act by concurrence of a majority thereof.

Section 9.11       Discretionary Action

     Wherever, under the provisions of this Plan, the Plan Administrator is given any discretionary power or powers, such power or powers shall not be exercised in such manner as to cause any discrimination prohibited by the Code in favor of or against any Member, Employee or class of Employees. Any discretionary action taken by the Plan Administrator hereunder shall be consistent with any prior discretionary action taken by it under similar circumstances and to this end the Plan Administrator shall keep a record of all discretionary action taken by it under any provision hereof.

Section 9.12       Compensation and Expenses of Plan Administrator

     Employees of the Employer shall serve without compensation for services as Plan

     Administrator, but all expenses of the Plan Administrator shall be paid by the Employer or in accordance with Section 9.2. Such expenses shall include any expenses incidental to the functioning of the Plan, including, but not limited to, attorney's fees, accounting and clerical charges, and other costs of administering the Plan. Non-Employee Plan Administrators shall receive such compensation as the Employer shall determine.

Section 9.13       Reliance on Others

     The Plan Administrator and the Employer shall be entitled to rely upon all valuations, certificates and reports furnished by the Trustee(s), upon all certificates and reports made by an accountant or actuary selected by the Plan Administrator and approved by the Employer and upon all opinions given by any legal counsel selected by the Plan Administrator and approved by the Employer, and the Plan Administrator and the Employer shall be fully protected in respect of any action taken or suffered by them in good faith in reliance upon such Trustee(s), accountant, actuary or counsel and all action so taken or suffered shall be conclusive upon each of them and upon all Members, retired Members, and Former Members and their Beneficiaries, and all other persons.

Section 9.14       Self Interest

     No person who is the Plan Administrator shall have any right to decide upon any matter relating solely to himself or to any of his rights or benefits under the Plan. Any such decision shall be made by another Plan Administrator or the Employer.

Section 9.15       Personal Liability - Indemnification

     The Plan Administrator shall not be personally liable by virtue of any instrument executed by him or on his behalf. Neither the Plan Administrator, the Employer, nor any of its officers or directors shall be personally liable for any action or inaction with respect to any duty or responsibility imposed upon such person by the terms of the Plan unless such action or inaction is judicially determined to be a breach of that person's fiduciary responsibility with respect to the Plan under any applicable law. The limitation contained in the preceding sentence shall not, however, prevent or preclude a compromise settlement of any controversy involving the Plan, the Plan Administrator, the Employer, or any of its officers and directors. The Employer may advance money in connection with questions of liability prior to any final determination of a question of liability. Any settlement made under this Article IX shall not be determinative of any breach of fiduciary duty hereunder.

     The Employer will indemnify every person who is or was a Plan Administrator, officer or member of the Board or a person who provides services without compensation to the Plan for any liability (including reasonable costs of defense and settlement) arising by reason of any act or omission affecting the Plan or affecting the Member or Beneficiaries thereof, including, without limitation, any damages, civil penalty or excise tax imposed pursuant to ERISA; provided (1) that the act or omission shall have occurred in the course of the person's service as Plan Administrator, officer of the Employer or member of the Board or was within the scope of the Employment of any Employee of the Employer or in connection with a service provided without compensation to the Plan, (2) that the act or omission be in good faith as determined by the Employer, whose determination, made in good faith and not arbitrarily or capriciously, shall be conclusive, and (3) that the Employer's obligation hereunder shall be offset to the extent of any otherwise applicable insurance coverage, under a policy maintained by the Employer, or any other person, or other source of indemnification.

Section 9.16       Insurance

     The Plan Administrator shall have the right to purchase such insurance as it deems necessary to protect the Plan and the Trustee from loss due to any breach of fiduciary responsibility by any person. Any premiums due on such insurance may be paid from Plan assets provided that, if such premiums are so paid, such policy of insurance must permit recourse by the insurer against the person who breaches his fiduciary responsibility. Nothing in this Article IX shall prevent the Plan Administrator or the Employer, at its, or his, own expense, from providing insurance to any person to cover potential liability of that person as a result of a breach of fiduciary responsibility, nor shall any provisions of the Plan preclude the Employer from purchasing from any insurance company the right of recourse under any policy by such insurance company.

Section 9.17       Claims Procedures

     Claims  for  benefits   under  the  Plan  shall  be  filed  with  the  Plan
     Administrator on forms supplied by the Employer. Written notice of the disposition of a claim shall be furnished to the claimant within 90 days after the application thereof is filed unless special circumstances require an extension of time for processing the claim. If such an extension of time is required, written notice of the extension shall be furnished to the claimant prior to the termination of said 90-day period, and such notice shall indicate the special circumstances which make the postponement appropriate.


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


Section 9.18       Claims Review Procedures

     In the  event a claim  is  denied,  the  reasons  for the  denial  shall be specifically set forth in the notice described in this Section 9.18 in language calculated to be understood by the claimant. Pertinent provisions of the Plan shall be cited, and, where appropriate, an explanation as to how the claimant can request further consideration and review of the claim will be provided. In addition, the claimant shall be furnished with an explanation of the Plan's claims review procedures. Any Employee, former Employee, or Beneficiary of either, who has been denied a benefit by a decision of the Plan Administrator pursuant to Section 9.17 shall be entitled to request the Plan Administrator to give further consideration to his claim by filing with the Plan Administrator (on a form which may be obtained from the Plan Administrator) a request for a hearing. Such request, together with a written statement of the reasons why the claimant believes his claim should be allowed, shall be filed with the Plan Administrator no later than 60 days after receipt of the written notification provided for in Section 9.17. The Plan Administrator shall then conduct a hearing within the next 60 days, at which the claimant may be represented by an attorney or any other representative of his choosing and at which the claimant shall have an opportunity to submit written and oral evidence and arguments in support of his claim. At the hearing (or prior thereto upon 5 business days' written notice to the Plan Administrator), the claimant or his representative shall have an opportunity to review all documents in the possession of the Plan Administrator which are pertinent to the claim at issue and its disallowance. A final disposition of the claim shall be made by the Plan Administrator within 60 days of receipt of the appeal unless there has been an extension of 60 days and shall be communicated in writing to the claimant. Such communication shall be written in a manner calculated to be understood by the claimant and shall include specific reasons for the disposition and specific references to the pertinent Plan provisions on which the disposition is based. For all purposes under the Plan, such decision on claims (where no review is requested) and decision on review (where review is requested) shall be final, binding and conclusive on all interested persons as to participation and benefits eligibility, the amount of benefits and as to any other matter of fact or interpretation relating to the Plan.

                                    ARTICLE X
                            MISCELLANEOUS PROVISIONS


Section 10.1       General Limitations

(A) In order that the Plan be maintained as a qualified plan and trust under the Code, contributions in respect of a Member shall be subject to the limitations set forth in this Section, notwithstanding any other provision of the Plan. The contributions in respect of a Member to which this Section is applicable are his own contributions and/or deferrals and the Employer's contributions.

     For purposes of this Section 10.1, a Member=s contributions shall be determined without regard to any rollover contributions as provided in
     Section 402(a)(5) of the Code.

(B) Annual additions to a Member's Account in respect of any Plan Year may not exceed the limitations set forth in Section 415 of the Code, which are incorporated herein by reference. For these purposes, annual additions@ shall have the meaning set forth in Section 415(c)(2) of the Code, as modified elsewhere in the Code and the Regulations, and the limitation year shall mean the Plan Year unless any other twelve-consecutive-month period is designated pursuant to a resolution adopted by the Employer and designated in the Adoption Agreement.

(C) In the event that, due to forfeitures, reasonable error in estimating a Member=s compensation, or other limited facts and circumstances, total contributions and/or deferrals to a Member=s Account are found to exceed the limitations of this Section, the TPA, at the direction of the Plan Administrator, shall cause contributions (to the extent attributable to Member after-tax contributions or 401(k) deferrals) made under Article III in excess of such limitations to be refunded to the affected Member, with earnings thereon, and shall take appropriate steps to reduce, if necessary, the Employer contributions made with respect to those returned contributions. Such refunds shall not be deemed to be withdrawals, loans, or distributions from the Plan. If a Member's annual contributions exceed the limitations contained in Paragraph (B) of this Section after the Member's Article III contributions, with earnings thereon, if any, have been refunded to such Member, any Employer supplemental and/or profit sharing contribution to be allocated to such Member in respect of any Contribution Determination Period (including allocations as provided in this Paragraph) shall instead be allocated to or for the benefit of all other Members who are Employees in Employment as of the last day of the Contribution Determination Period as determined under the Adoption Agreement and allocated in the same proportion that each such Member=s Salary for such Contribution Determination Period bears to the total Salary for such Contribution Determination Period of all such Members or, the TPA may, at the election of the Employer, utilize such excess to reduce the contributions which would otherwise be made for the succeeding Contribution Determination Period by the Employer with respect to all eligible Members in such succeeding period. If, with respect to any Contribution Determination Period, there is an excess profit sharing contribution, and such excess cannot be fully allocated in accordance with the preceding sentence because of the limitations prescribed in Paragraph (B) of this Section, the amount of such excess which cannot be so allocated shall be allocated to the Employer Credit Account and made available to the Employer pursuant to the terms of Article VI and applicable law. The TPA, at the direction of the Plan Administrator, in accordance with Paragraph (D) of this Section, shall take whatever additional action may be necessary to assure that contributions to Members= Accounts meet the requirements of this Section.

(D) In addition to the steps set forth in Paragraph (C) of this Section, the Employer may from time to time adjust or modify the maximum limitations applicable to contributions made in respect of a Member under this Section
     10.1 as may be required or permitted by the Code or ERISA prior to or following the date that allocation of any such contributions commences and shall take appropriate action to reallocate the annual contributions which would otherwise have been made but for the application of this Section.

(E) Membership in the Plan shall not give any Employee the right to be retained in the Employment of the Employer and shall not affect the right of the Employer to discharge any Employee.

(F) Each Member, Spouse and Beneficiary assumes all risk in connection with any decrease in the market value of the assets of the Trust Fund. Neither the Employer nor the Trustee guarantees that upon withdrawal, the value of a Member'=s Account will be equal to or greater than the amount of the Member=s own deferrals or contributions, or those credited on his behalf in which the Member has a vested interest, under the Plan.

(G) The establishment, maintenance or crediting of a Member's Account pursuant to the Plan shall not vest in such Member any right, title or interest in the Trust Fund except at the times and upon the terms and conditions and to the extent expressly set forth in the Plan and the Trust Agreement.

(H) The Trust Fund shall be the sole source of payments under the Plan and the Employer, Plan Administrator and TPA assume no liability or responsibility for such payments, and each Member, Spouse or Beneficiary who shall claim the right to any payment under the Plan shall be entitled to look only to the Trust Fund for such payment.

Section 10.2       Top Heavy Provisions

     The Plan will be considered a Top Heavy Plan for any Plan Year if it is determined to be a Top Heavy Plan as of the last day of the preceding Plan Year. The provisions of this Section 10.2 shall apply and supersede all other provisions in the Plan during each Plan Year with respect to which the Plan is determined to be a Top Heavy Plan.

(A) For purposes of this Section 10.2, the following terms shall have the meanings set forth below:

(1) "Affiliate" shall mean any entity affiliated with the Employer within the meaning of Section 414(b), 414(c) or 414(m) of the Code, or pursuant to the IRS Regulations under Section 414(o) of the Code, except that for purposes of applying the provisions hereof with respect to the limitation on contributions, Section 415(h) of the Code shall apply.

(2) "Aggregation Group" shall mean the group composed of each qualified retirement plan of the Employer or an Affiliate in which a Key Employee is a member and each other qualified retirement plan of the Employer or an Affiliate which enables a plan of the Employer or an Affiliate in which a Key Employee is a member to satisfy Sections 401(a)(4) or 410 of the Code. In addition, the TPA, at the direction of the Plan Administrator, may choose to treat any other qualified retirement plan as a member of the Aggregation Group if such Aggregation Group will continue to satisfy Sections 401(a)(4) and 410 of the Code with such plan being taken into account.

(3) "Key Employee" shall mean a "Key Employee" as defined in Sections 416(i)(1) and (5) of the Code and the IRS Regulations thereunder. For purposes of
     Section 416 of the Code and for purposes of determining who is a Key Employee, an Employer which is not a corporation may have "officers" only for Plan Years beginning after December 31, 1985. For purposes of determining who is a Key Employee pursuant to this Subparagraph (3), compensation shall have the meaning prescribed in Section 414(s) of the Code, or to the extent required by the Code or the IRS Regulations, Section 1.415-2(d) of the IRS Regulations.

(4) "Non-Key Employee" shall mean a "Non-Key Employee@ as defined in Section 416(i)(2) of the Code and the IRS Regulations thereunder.

(5) "Top Heavy Plan" shall mean a "Top Heavy Plan@ as defined in Section 416(g) of the Code and the IRS Regulations thereunder.

(B) Subject to the provisions of Paragraph (D) below, for each Plan Year that the Plan is a Top Heavy Plan, the Employer=s contribution (including contributions attributable to salary reduction or similar arrangements) allocable to each Employee (or to all eligible employees other than Key
     Employees at the election of the Employer) who has satisfied the eligibility requirement(s) of Article II, Section 2, and who is in service at the end of the Plan Year, shall not be less than the lesser of (i) 3% of such eligible Employee=s compensation (as defined in Section 414(s) of the Code or to the extent required by the Code or the IRS Regulations, Section 1.415-2(d) of the Regulations), or (ii) the percentage at which Employer contributions for such Plan Year are made and allocated on behalf of the Key Employee for whom such percentage is the highest. For the purpose of determining the appropriate percentage under clause (ii), all defined contribution plans required to be included in an Aggregation Group shall be treated as one plan. Clause (ii) shall not apply if the Plan is required to be included in an Aggregation Group which enables a defined benefit plan also required to be included in said Aggregation Group to satisfy Sections 401(a)(4) or 410 of the Code.

(C) If the Plan is a Top Heavy Plan for any Plan Year and (i) the Employer has elected a vesting schedule under Article VI for an employer contribution type which does not satisfy the minimum Top Heavy vesting requirements or
     (ii) if the Employer has not elected a vesting schedule for an employer contribution type, the vested interest of each Member, who is credited with at least one Hour of Employment on or after the Plan becomes a Top Heavy Plan, for each employer contribution type in his Account described in clause (i) or (ii) above, shall not be less than the percentage determined in accordance with the following schedule:

                                     Completed Years of                      Vested
                                          Employment                       Percentage
                                    --------------------                   ----------
                                    Less than 2                                0%
                                    2 but less than 3                         20%
                                    3 but less than 4                         40%
                                    4 but less than 5                         60%
                                    5 but less than 6                         80%
                                    6 or more                                100%

     Notwithstanding the schedule provided above, if the Plan is a Top Heavy Plan for any Plan Year and if an Employer has elected a cliff vesting schedule for an employer contribution type described in clause (i) or (ii) above, the vested interest of each Member, who is credited with at least one Hour of Employment on or after the Plan becomes a Top Heavy Plan, for such employer contribution type in his Account, shall not be less than the percentage determined in accordance with the following schedule:

                                    Completed Years of                       Vested
                                        Employment                         Percentage
                                    --------------------                   ----------
                                       Less than 3                             0%
                                       3 or more                             100%

     In the event that an Employer elects, in its Adoption Agreement, to use the hour of service method for determining vesting service, Year of Service shall be substituted for Year of Employment for determining vesting under this Article X.

(D) The TPA shall, to the maximum extent permitted by the Code and in accordance with the IRS Regulations, apply the provisions of this Section
     10.2 by taking into account the benefits payable and the contributions made under any other qualified plan maintained by the Employer, to prevent inappropriate omissions or required duplication of minimum contributions.

Section 10.3  Information and Communications

Each Employer, Member, Spouse and Beneficiary shall be required to furnish the TPA with such information and data as may be considered necessary by the TPA. All notices, instructions and other communications with respect to the Plan shall be in such form as is prescribed from time to time by the TPA, shall be mailed by first class mail or delivered personally, and shall be deemed to have been duly given and delivered only upon actual receipt thereof by the TPA. All information and data submitted by an Employer or a Member, including a Member=s birth date, marital status, salary and circumstances of his Employment and termination thereof, may be accepted and relied upon by the TPA. All communications from the Employer or the Trustee to a Member, Spouse or Beneficiary shall be deemed to have been duly given if mailed by first class mail to the address of such person as last shown on the records of the Plan.

Section 10.4  Small Account Balances

Notwithstanding the foregoing  provisions of the Plan, and except as provided in
Section 7.3, if the value of all portions of a Member's Account under the Plan, when aggregated, is equal to or exceeds $500, then the Account will not be distributed without the consent of the Member prior to age 65 (at the earliest), but if the aggregate value of all portions of his Account is less than $500, then his Account will be distributed as soon as practicable following the termination of Employment by the Member.

Section 10.5  Amounts Payable to Incompetents, Minors or Estates

If the Plan Administrator shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due him or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may be paid to his Spouse, relative or any other person deemed by the Plan Administrator to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Trust Fund therefor.

Section 10.6  Non-Alienation of Amounts Payable

Except insofar as may otherwise be required by applicable law, or Article VIII, or pursuant to the terms of a Qualified Domestic Relations Order, no amount payable under the Plan shall be subject in any manner to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge or encumbrance of any kind, and any attempt to so alienate shall be void; nor shall the Trust Fund in any manner be liable for or subject to the debts or liabilities of any person entitled to any such amount payable; and further, if for any reason any amount payable under the Plan would not devolve upon such person entitled thereto, then the Employer, in its discretion, may terminate his interest and hold or apply such amount for the benefit of such person or his dependents as it may deem proper. For the purposes of the Plan, a "Qualified Domestic Relations Order@ means any judgment, decree or order (including approval of a property settlement agreement) which has been determined by the Plan Administrator, in accordance with procedures established under the Plan, to constitute a Qualified Domestic Relations Order within the meaning of Section 414(p)(1) of the Code. No amounts may be withdrawn under
Article VII, and no loans granted under Article VIII, if the TPA has received a document which may be determined following its receipt to be a Qualified Domestic Relations Order prior to completion of review of such order by the Plan Administrator within the time period prescribed for such review by the IRS Regulations.

Section 10.7  Unclaimed Amounts Payable

If the TPA cannot ascertain the whereabouts of any person to whom an amount is payable under the Plan, and if, after 5 years from the date such payment is due, a notice of such payment due is mailed to the address of such person, as last shown on the records of the Plan, and within 3 months after such mailing such person has not filed with the TPA or Plan Administrator written claim therefor, the Plan Administrator may direct in accordance with ERISA that the payment (including the amount allocable to the Member=s contributions) be cancelled, and used in abatement of the Plan=s administrative expenses, provided that appropriate provision is made for re-crediting the payment if such person subsequently makes a claim therefor.

Section 10.8  Leaves of Absence

(A) If the Employer's personnel policies allow leaves of absence for all similarly situated Employees on a uniformly available basis under the circumstances described in Paragraphs (B)(1)-(4) below, then contribution allocations and vesting service will continue to the extent provided in Paragraphs (B)(1)-(4).

(B)  For  purposes  of the Plan,  there  are four  types of  approved  Leaves of
     Absence:

     (1) Nonmilitary leave granted to a Member for a period not in excess of one year during which service is recognized for vesting purposes and the Member is entitled to share in any supplemental contributions under Article III or forfeitures under Article VI, if any, on a pro-rata basis, determined by the Salary earned during the Plan Year or Contribution Determination Period; or

     (2) Nonmilitary leave or layoff granted to a Member for a period not in excess of one year during which service is recognized for vesting purposes, but the Member is not entitled to share in any contributions or forfeitures as defined under (1) above, if any, during the period of the leave; or

     (3) To the extent not otherwise required by applicable law, military or other governmental service leave granted to a Member from which he returns directly to the service of the Employer. Under this leave, a Member may not share in any contributions or forfeitures as defined under (1) above, if any, during the period of the leave, but vesting service will continue to accrue; or

     (4) To the extent not otherwise required by applicable law, a military leave granted at the option of the Employer to a Member who is subject to military service pursuant to an involuntary call-up in the Reserves of the U.S. Armed Services from which he returns to the service of the Employer within 90 days of his discharge from such military service. Under this leave, a Member is entitled to share in any contributions or forfeitures as defined under (1) above, if any, and vesting service will continue to accrue. Notwithstanding any provision of the Plan to the contrary, if a Member has one or more loans outstanding at the time of this leave, repayments on such loan(s) may be suspended, if the Member so elects, until such time as the Member returns to the service of the Employer or the end of the leave, if earlier.

(C) Notwithstanding any provision of this Plan to the contrary, effective December 12, 1994, contribution allocations and vesting service with respect to qualified military service will be provided in accordance with
     Section 414(u) of the Code. Loan repayments will be suspended under this Plan as permitted under Section 414(u)(4) of the Code during such period of qualified military service.

Section 10.9  Return of Contributions to Employer

(A) In the case of a contribution that is made by an Employer by reason of a mistake of fact, the Employer may request the return to it of such contribution within one year after the payment of the contribution, provided such refund is made within one year after the payment of the contribution.

(B) In the case of a contribution made by an Employer or a contribution otherwise deemed to be an Employer contribution under the Code, such contribution shall be conditioned upon the deductibility of the contribution by the Employer under Section 404 of the Code. To the extent the deduction for such contribution is disallowed, in accordance with IRS Regulations, the Employer may request the return to it of such contribution within one year after the disallowance of the deduction.

(C) In the event that the IRS determines that the Plan is not initially qualified under the Code, any contribution made incident to that initial qualification by the Employer must be returned to the Employer within one year after the date the initial qualification is denied, but only if the application for the qualification is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

The contributions returned under (A), (B) or (C) above may not include any gains on such excess contributions, but must be reduced by any losses.

Section 10.10  Controlling Law

The Plan and all rights thereunder shall be governed by and construed in accordance with ERISA and the laws of the State of New York, without regard to the principles of the conflicts of laws thereof.

                                   ARTICLE XI
                             AMENDMENT & TERMINATION


Section 11.1  General

While the Plan is intended to be permanent, the Plan may be amended or terminated completely by the Employer at any time at the discretion of its Board of Directors. Except where necessary to qualify the Plan or to maintain qualification of the Plan, no amendment shall reduce any interest of a Member existing prior to such amendment. Subject to the terms of the Adoption Agreement, written notice of such amendment or termination as resolved by the Board shall be given to the Trustee, the Plan Administrator and the TPA. Such notice shall set forth the effective date of the amendment or termination or cessation of contributions.

Section 11.2  Termination of Plan and Trust

This Plan and any related Trust Agreement shall in any event terminate whenever all property held by the Trustee shall have been distributed in accordance with the terms hereof.

Section 11.3  Liquidation of Trust Assets in the Event of Termination

In the event that the Employer's Board of Directors shall decide to terminate the Plan, or, in the event of complete cessation of Employer contributions, the rights of Members to the amounts standing to their credit in their Accounts shall be deemed fully vested and the Plan Administrator shall direct the Trustee to either continue the Trust in full force and effect and continue so much of the Plan in full force and effect as is necessary to carry out the orderly distribution of benefits to Members and their Beneficiaries upon retirement, Disability, death or termination of Employment; or (a) reduce to cash such part or all of the Plan assets as the Plan Administrator may deem appropriate; (b) pay the liabilities, if any, of the Plan; (c) value the remaining assets of the Plan as of the date of notification of termination and proportionately adjust Members' Account balances; (d) distribute such assets in cash to the credit of their respective Accounts as of the notification of the termination date; and
(e) distribute all balances which have been segregated into a separate fund to the persons entitled thereto; provided that no person in the event of termination shall be required to accept distribution in any form other than cash.

Section 11.4  Partial Termination

The Employer may terminate the Plan in part without causing a complete termination of the Plan. In the event a partial termination occurs, the Plan Administrator shall determine the portion of the Plan assets attributable to the Members affected by such partial termination and the provisions of Section 11.3 shall apply with respect to such portion as if it were a separate fund.

Section 11.5  Power to Amend

(A) Subject to Section 11.6, the Employer, through its Board of Directors, shall have the power to amend the Plan in any manner which it deems desirable, including, but not by way of limitation, the right to change or modify the method of allocation of contributions, to change any provision relating to the distribution of payment, or both, of any of the assets of the Trust Fund. Further, the Employer may (i) change the choice of options in the Adoption Agreement; (ii) add overriding language in the Adoption Agreement when such language is necessary to satisfy Section 415 or Section 416 of the Code because of the required aggregation of multiple plans; and
     (iii) add certain model amendments published by the IRS which specifically provide that their adoption will not cause the Plan to be treated as individually designed. An Employer that amends the Plan for any other reason, will be considered to have an individually designed plan.

     Any amendment shall become effective upon the vote of the Board of Directors of the Employer, unless such vote of the Board of Directors of the Employer specifies the effective date of the amendment.

     Such effective date of the amendment may be made retroactive to the vote of the Board of Directors, to the extent permitted by law.

(B) The Employer expressly recognizes the authority of the Sponsor, Pentegra Services, Inc., to amend the Plan from time to time, except with respect to elections of the Employer in the Adoption Agreement, and the Employer shall be deemed to have consented to any such amendment. The Employer shall receive a written instrument indicating the amendment of the Plan and such amendment shall become effective as of the date of such instrument. No such amendment shall in any way impair, reduce or affect any Member's vested and nonforfeitable rights in the Plan and Trust.

Section 11.6 Solely for Benefit of Members, Terminated Members and their Beneficiaries

No changes may be made in the Plan which shall vest in the Employer, directly or indirectly, any interest, ownership or control in any of the present or future assets of the Trust Fund.

No part of the funds of the Trust other than such part as may be required to pay taxes, administration expenses and fees, shall be reduced by any amendment or be otherwise used for or diverted to purposes other than the exclusive benefit of Members, retired Members, Former Members, and their Beneficiaries, except as otherwise provided in Section 10.9 and under applicable law.

No amendment shall become effective which reduces the nonforfeitable percentage of benefit that would be payable to any Member if his Employment were to terminate and no amendment which modifies the method of determining that percentage shall be made effective with respect to any Member with at least three Years of Service unless such member is permitted to elect, within a reasonable period after the adoption of such amendment, to have that percentage determined without regard to such amendment.

Section 11.7  Successor to Business of the Employer

Unless this Plan and the related Trust Agreement be sooner terminated, a successor to the business of the Employer by whatever form or manner resulting may continue the Plan and the related Trust Agreement by executing appropriate supplementary agreements and such successor shall thereupon succeed to all the rights, powers and duties of the Employer hereunder. The Employment of any Employee who has continued in the employ of such successor shall not be deemed to have terminated or severed for any purpose hereunder if such supplemental agreement so provides.

Section 11.8  Merger, Consolidation and Transfer

The Plan shall not be merged or consolidated, in whole or in part, with any other plan, nor shall any assets or liabilities of the Plan be transferred to any other plan unless the benefit that would be payable to any affected Member under such plan if it terminated immediately after the merger, consolidation or transfer, is equal to or greater than the benefit that would be payable to the affected Member under this Plan if it terminated immediately before the merger, consolidation or transfer.

Section 11.9  Revocability

This Plan is based upon the condition precedent that it shall be approved by the Internal Revenue Service as qualified under Section 401(a) of the Code and exempt from taxation under Section 501(a) of the Code. Accordingly, notwithstanding anything herein to the contrary, if a final ruling shall be received in writing from the IRS that the Plan does not initially qualify under the terms of Sections 401(a) and 501(a) of the Code, there shall be no vesting in any Member of assets contributed by the Employer and held by the Trustee under the Plan. Upon receipt of notification from the IRS that the Plan fails to qualify as aforesaid, the Employer reserves the right, at its option, to either amend the Plan in such manner as may be necessary or advisable so that the Plan may so qualify, or to withdraw and terminate the Plan.

Upon the event of withdrawal and termination, the Employer shall notify the Trustee and provide the Trustee with a copy of such ruling and the Trustee shall transfer, and in accordance with applicable law, pay over to the Employer (or, as applicable and to the extent attributable to Member after-tax contributions, 401(k) deferrals or rollover amounts, to the Members) all of the net assets under the Plan which remain after deducting the proper expense of termination and the Trust Agreement shall thereupon terminate. For purposes of this Article XI, "final ruling" shall mean either (1) the initial letter ruling from the District Director in response to the Employer's original application for such a ruling, or (2) if such letter ruling is unfavorable and a written appeal is taken or protest filed within 60 days of the date of such letter ruling, it shall mean the ruling received in response to such appeal or protest.

If the Plan is terminated, the Plan Administrator shall promptly notify the IRS and such other appropriate governmental authority as applicable law may require. Neither the Employer nor its Employees shall make any further contributions under the Plan after the termination date, except that the Employer shall remit to the TPA a reasonable administrative fee to be determined by the TPA for each Member with a balance in his Account to defray the cost of implementing its termination. Where the Employer has terminated the Plan pursuant to this Article, the Employer may elect to transfer assets from the Plan to a successor plan qualified under Section 401(a) of the Code in which event the Employer shall remit to the TPA an additional administrative fee to be determined by the TPA to defray the cost of such transfer transaction.

                        TRUSTS ESTABLISHED UNDER THE PLAN


Assets of the Plan are held in trust under separate Trust Agreements with the Trustee or Trustees. Any eligible Employee or Member may obtain a copy of these Trust Agreements from the Plan Administrator.



IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the Plan by the Employer, the Employer has caused these presents to be executed on its behalf and its corporate seal to be hereunder affixed as of the day of , 20 .


ATTEST:


                                                          By
-----------------------------------------------------          ---------------------------------------------------
                      Clerk

                                                          Name
                                                                --------------------------------------------------

                                                          Title
                                                                 -------------------------------------------------


                            108 Corporate Park Drive
                           White Plains, NY 10603-3805
                                Tel: 800-872-3473
                                Fax: 914-694-9384

                                 TRUST AGREEMENT


                                 by and between


                          APPALACHIAN BANCSHARES, INC.


                                       and


                              THE BANK OF NEW YORK

                                TABLE OF CONTENTS

                                                                                                               Page

SECTION 1 - GENERAL............................................................................................. 1
         1.1  Definitions....................................................................................... 1
         1.2  Compliance With Law............................................................................... 2

SECTION 2 - ESTABLISHMENT OF TRUST.............................................................................. 2
         2.1  Appointment and Acceptance of Trustee............................................................. 2
         2.2  Trustee Responsibilities.......................................................................... 3
         2.3  Contributions..................................................................................... 3
         2.4  Exclusive Benefit................................................................................. 3
         2.5  Return of Contributions........................................................................... 4
         2.6  Distributions..................................................................................... 4

SECTION 3 - AUTHORITIES......................................................................................... 5
         3.1  Authorized Parties................................................................................ 5
         3.2  Authorized Instructions........................................................................... 6

SECTION 4 - INVESTMENT AND ADMINISTRATION OF THE FUND........................................................... 6
         4.1  Investment Funds.................................................................................. 6
         4.2  Discretionary Powers and Duties of Trustee........................................................ 7
         4.3      Directed Powers of Trustee.................................................................... 9
         4.4  Standard of Care................................................................................. 11
         4.5  Force Majeure.................................................................................... 12

SECTION 5 - APPOINTMENT AND AUTHORITY OF PENTEGRA.............................................................. 12
         5.1  Appointment and Delegation....................................................................... 12
         5.2  Allocation and Investment Directions to Trustee.................................................. 12
         5.3  Custody of Participant Loan Documents............................................................ 13
         5.4  Designation for Authorized Instructions.......................................................... 13
         5.5  Resignation or Removal of Pentegra............................................................... 13

SECTION 6 - REPORTING AND RECORDKEEPING........................................................................ 13
         6.1  Records and Accounts............................................................................. 13
         6.2  Non-Fund Assets.................................................................................. 14

SECTION 7 - COMPENSATION, EXPENSES, TAXES, INDEMNIFICATION..................................................... 15
         7.1  Compensation and Expenses........................................................................ 15
         7.2  Tax Obligations.................................................................................. 15
         7.3  Indemnification.................................................................................. 16



SECTION 8 - AMENDMENT, TERMINATION, RESIGNATION, REMOVAL....................................................... 16
         8.1  Amendment........................................................................................ 16
         8.2  Removal or Resignation of Trustee................................................................ 17
         8.3  Property Not Transferred......................................................................... 17

SECTION 9 - ADDITIONAL PROVISIONS.............................................................................. 18
         9.1  No Merger, Consolidation or Transfer of Plan Assets or Liabilities............................... 18
         9.2  Assignment or Alienation......................................................................... 18
         9.3  Successors and Assigns........................................................................... 18
         9.4  Governing Law.................................................................................... 18
         9.5  Necessary Parties................................................................................ 18
         9.6      No Third Party Beneficiaries................................................................. 19
         9.7      Execution in Counterparts.................................................................... 19
         9.8  No Additional Rights............................................................................. 19


                                 TRUST AGREEMENT


                  THIS TRUST AGREEMENT, effective as of October 1, 2001 by and between APPALACHIAN BANCSHARES, INC. (the "Company") and THE BANK OF NEW YORK (the "Trustee").


                              W I T N E S S E T H:
                              -------------------


                  WHEREAS, pursuant to an Adoption Agreement, the Company has adopted a qualified retirement plan for the benefit of its employees and the employees of certain of the Company's affiliates which have heretofore or may hereafter adopt such plan (such plan, as amended from time to time, is referred to herein as the "Plan");


                  WHEREAS, the Company has established or desires to establish a trust constituting a part of the Plan, pursuant to which assets will be held to provide for the funding of, and payment of benefits under, the Plan (the "Trust");


                  WHEREAS, the Company desires to appoint the Trustee as trustee of the Trust and the Trustee is willing to accept such appointment; and


                  WHEREAS, the Plan provides for one or more fiduciaries named in the Plan having the power to manage and control the assets of the Plan (the "Named Fiduciary");


                  NOW, THEREFORE, the Company and the Trustee, each intending to be legally bound, agree as follows:


                                    SECTION 1

                                     GENERAL

    1.1 Definitions. The terms used herein shall have the following meanings:
                                   -----------

(a)  "Agreement" means this instrument, including all amendments thereto.

(b)  "Code" means the Internal Revenue Code of 1986, as amended.

(c) "Employer" means the Company and any affiliate of the Company which has heretofore adopted, or may hereafter adopt, the Plan. Each affiliate of the Company adopting the Plan appoints the Company as its agent for purposes of this Agreement and agrees that it shall be bound by the decisions, actions and directions of the Company and the Named Fiduciary under this Agreement and that the Trustee shall be fully protected in relying upon such decisions, actions and directions and shall in no event be required to give notice to or otherwise deal with such affiliate except by dealing with the Company as agent of such affiliate.

(d) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

(e) "Fund" means the assets held pursuant to this Agreement as such assets shall exist from time to time.

(f) "Tax Obligations" means the responsibility for payment of taxes, withholding, certification and reporting requirements, claims for exemptions or refund, interest, penalties and other related expenses of the Fund.

     1.2 Compliance With Law. The Plan and Trust are intended to comply with ERISA and to be tax-exempt under Section 501 (a) of the Code. The Company assumes full responsibility to establish and maintain the Plan as a plan meeting the qualification requirements of Section 401(a) of the Code and shall immediately notify the Trustee if the Plan ceases to be qualified.

                                    SECTION 2

                             ESTABLISHMENT OF TRUST





     2.1 Appointment and Acceptance of Trustee. The Company hereby appoints THE BANK OF NEW YORK as Trustee of the Trust with respect to the Fund. The Company shall provide to Trustee a resolution of its Board of Directors (which may include a resolution authorizing one or more officers authorized to act on its behalf) certified by the Secretary or any Assistant Secretary of the Company ("Certified Resolutions") appointing The Bank of New York as Trustee hereunder. The Fund shall consist of all monies and other property acceptable to the Trustee in its sole discretion as may be paid or delivered to the Trustee from time to time, together with any and all increments thereto, proceeds and reinvestments thereof, and income thereon, less payments and distributions therefrom. The Fund shall be held by the Trustee in trust and dealt with in accordance with the provisions of this Agreement without distinction between principal and income. The Trustee hereby accepts its appointment as trustee, acknowledges that it assumes the duties established by this Agreement and agrees to be bound by the terms contained herein.

     2.2 Trustee Responsibilities. The Trustee shall hold the assets of, and collect the income and make payments from the Fund, all as hereinafter provided. Except to the extent that assets of the Fund have been deposited in a collective investment fund maintained by the Trustee, the Trustee shall not be responsible, directly or indirectly, for the investment or reinvestment of the assets of the Fund, which shall be the sole responsibility of the Named Fiduciary. The Trustee is not a party to, and has no duties or responsibilities under, the Plan other than those that may be expressly contained in this Agreement. As to the responsibilities of the Trustee, in any case in which a provision of this Agreement conflicts with any provision in the Plan, this
          Agreement shall control. The Trustee shall have no duties, responsibilities or liability with respect to the acts or omissions of any prior trustee.

     2.3 Contributions. The Trustee shall have no authority or duty to determine the adequacy of or enforce the collection of contributions under the Plan, shall not be responsible for the adequacy of the Trust to meet and discharge any liabilities under the Plan and shall have no responsibility for any property until such cash or property is received and accepted by the Trustee. The Employer and the Named Fiduciary shall have the sole duty and responsibility for ensuring the adequacy of the Trust to discharge the liabilities under the Plan, determining the adequacy of the contributions to be made under the Plan, transmitting the contributions to the Trustee and ensuring compliance with any statute, regulation or rule applicable to contributions.

     2.4 Exclusive Benefit. Except as may be permitted by law or by the terms of the Plan or this Agreement, at no time prior to the satisfaction of all liabilities with respect to participants and their beneficiaries under the Plan shall any part of the Trust be used for or diverted to any purpose other than for the exclusive benefit of the participants and their beneficiaries. The assets of the Trust shall be held for the exclusive purposes of providing benefits to participants of the Plan and their beneficiaries and defraying the reasonable expenses of administering the Plan and the Trust.

     2.5  Return of Contributions.  Notwithstanding  any other provision of this
          Agreement: (i) if a contribution is conditioned upon a favorable determination as to the qualified status of the Plan under Code
          Section 401 and the Plan receives an adverse determination with respect to its initial qualification, then any such contribution may be returned to the Employer within one year after the date of determination; (ii) a contribution made by the Employer based upon mistake of fact may be returned to the Employer within one year after the date of such contribution; and (iii) if a contribution to the Plan is conditioned upon its deductibility under the Code and a deduction for such a contribution is disallowed, such contribution may be returned to the Employer within one year after the date of the disallowance of such deduction.

In the case of the return of a contribution due to mistake of fact or the disallowance of a deduction, the amount which may be returned is the excess of the amount contributed over the amount that would have been contributed had there not been a mistake or disallowance. Earnings attributable to the excess contributions may not be returned to the Employer but losses attributable thereto must reduce the amount to be so returned. Any return of contribution made by the Trustee pursuant to this Section shall be made only upon the direction of the Named Fiduciary, which shall have exclusive responsibility for determining whether the conditions of such return have been satisfied and for the amount to be returned.

     2.6 Distributions. The Trustee shall make distributions and payments out of the Fund as directed by the Named Fiduciary and amounts distributed or paid pursuant to such direction thereafter no longer shall constitute a part of the Fund. The Named Fiduciary may direct such distributions and payments to be made to any person, including the Named Fiduciary or an Employer, or to any paying agent designated by the Named Fiduciary, in such amounts and in such form and for such purposes as the Named Fiduciary shall direct. Any such order shall constitute a certification that the payment is one the Named Fiduciary is authorized to direct. The Named Fiduciary shall have the exclusive responsibility, and the Trustee shall not have any responsibility or duty under this Agreement, for ensuring that any payment made from the Fund at the direction of the Named Fiduciary does not constitute a diversion of the assets of the Fund and for determining that any such distribution is in accordance with the terms of the Plan and applicable law, including, without limitation, determining the amount, timing or method of payment and the identity of each person to whom such payments shall be made. The Trustee shall have no responsibility or duty to determine the tax effect of any payment or to see to the application of any payment. The Trustee shall not be required to make any payment from the Fund in excess of the net realizable value of the assets of the Fund or to make any payment in cash unless there is sufficient cash in the Fund or the Named Fiduciary has provided written instructions as to the assets to be converted to cash for the purpose of making the distribution. If a dispute arises as to who is entitled to or should receive any benefit or payment, the Trustee may withhold or cause to be withheld such payment until the dispute is resolved.


                                    SECTION 3

                                   AUTHORITIES

     3.1 Authorized Parties. The Company shall identify the Named Fiduciary to the Trustee and shall furnish the Trustee with a written list of the names, signatures and extent of authority of all persons authorized to direct the Trustee and otherwise act on behalf of the Company under the terms of this Agreement. The Named Fiduciary will provide the Trustee with a written list of the names, signatures and extent of authority of all persons authorized to act on behalf of the Named Fiduciary. The Trustee shall be entitled to rely on and shall be fully protected in acting upon direction from an authorized party until notified in writing by the Company or the Named Fiduciary, as appropriate, of a change of the identity of an authorized party.

     3.2 Authorized Instructions. All directions and instructions to the Trustee from a party who has been authorized to act on behalf of the Company or the Named Fiduciary pursuant to Section 3.1 or from Pentegra (as provided for in Section 5.4) shall be in writing, transmitted by mail or by facsimile or shall be an electronic transmission, provided the Trustee may, in its discretion, accept oral directions and instructions and may require confirmation in writing of any such oral directions and instructions. The Trustee shall be entitled to rely on and shall be fully protected in acting in accordance with all such directions and instructions which the Trustee reasonably believes to have been given by a party who has been authorized to act on behalf of the Company or the Named Fiduciary pursuant to Section 3.1 or by Pentegra (pursuant to Section 5.4) and in failing to act in the absence thereof.

                                    SECTION 4

                    INVESTMENT AND ADMINISTRATION OF THE FUND




     4.1 Investment Funds. The Named Fiduciary, from time to time and in accordance with the provisions of the Plan, shall direct the Trustee to establish one or more separate investment accounts under the Trust (each such separate account hereinafter referred to as an "Investment Fund"). The Trustee shall transfer to each such Investment Fund such portion of the assets of the Fund as the Named Fiduciary directs. The assets which have been allocated to an Investment Fund shall be invested and reinvested in accordance with the instructions of the Named Fiduciary, which shall have exclusive responsibility therefor. The Trustee shall be under no duty to question, and shall not incur any liability on account of following, the instructions of the Named Fiduciary, with respect to any Investment Fund or the investment or reinvestment of any assets of the Fund or any Investment Fund, nor to make suggestions to the Named Fiduciary in connection therewith or to determine the compliance of such instructions with the Plan or applicable law, including, without limitation, the requirements of Sections 406 and 407 of ERISA. The Trustee shall not be liable for any losses, costs or expenses (including, without limitation, any opportunity costs) resulting from any investment directions given or omitted by the Named Fiduciary and the Trustee shall not be liable for any losses, cost or expenses associated with the investment decisions of the Named Fiduciary, including, without limitation, any losses, costs or expenses associated with the selection of investments by the Named Fiduciary, actual investments directed by the Named Fiduciary and the market risks associated with such selections and directions. If the Trustee is directed to deliver property against payment, the Trustee shall have no liability for non-receipt of such payment.

Unless the Trustee is otherwise directed by the Named Fiduciary, all interest, dividends and other income received with respect to, and all proceeds received from the sale or other disposition of, assets of an Investment Fund shall be credited to and reinvested in such Investment Fund, and all expenses of the Fund which are properly allocable to a particular Investment Fund shall be so allocated and charged. Subject to the provisions of the Plan, the Named Fiduciary may direct the Trustee to eliminate an Investment Fund or Funds, and the Trustee thereupon shall dispose of the assets of such Investment Fund or Funds and reinvest the proceeds thereof in accordance with the instructions of the Named Fiduciary.

     4.2 Discretionary Powers and Duties of Trustee. Subject to the provisions and limitations contained elsewhere herein, in administering the Trust, the Trustee shall be specifically authorized in its sole administrative discretion to:

(a) Appoint subtrustees or depositories, domestic or foreign (including affiliates of the Trustee), as to part or all of the Fund, except that the indicia of ownership of any asset of the Fund shall not be held outside the jurisdiction of the district courts of the United States unless in compliance with Section 404(b) of ERISA and regulations thereunder;

(b) Appoint one or more individuals or corporations as a custodian of any property of the Fund and, as part of its reimbursable expenses under this Agreement to pay the reasonable compensation and expenses of any such custodian;

(c) Hold property in nominee name, in bearer form, or in book entry form, in a clearinghouse corporation or in a depository (including an affiliate of the Trustee), so long as the Trustee's records clearly indicate that the assets held are a part of the Fund;

(d) Collect income payable to and distributions due to the Fund and sign on behalf of the Trust any declarations, affidavits, certificates of ownership and other documents required to collect income and principal payments, including but not limited to, tax reclamations, rebates and other withheld amounts;

(e) Collect proceeds from securities, certificates of deposit or other investments which may mature or be called and surrender such securities at maturity or when called; provided, however, that the Trustee shall not be liable for failure to surrender any security for redemption prior to maturity or take other action if notice of such redemption or other action was not provided to the Trustee by the issuer, the Named Fiduciary or one of the nationally recognized bond or corporate action services to which the Master Trustee subscribes;

(f) Exchange securities in temporary form for securities in definitive form, and to effect an exchange of shares where the par value of stock is changed;

(g) Submit or cause to be submitted to the Named Fiduciary, on a best efforts basis, all information received by the Trustee regarding ownership rights pertaining to property held in the Fund;

(h)  Attend to involuntary corporate actions;

(i) Determine, or cause to be determined, the fair market value of the Fund daily, or for such other period as may be mutually agreed upon, in accordance with methods consistently followed and uniformly applied;

(j)  Render periodic statements for property held hereunder;

(k) Commence or defend suits or legal proceedings and represent the Fund in all suits or legal proceedings in any court or before any other body or tribunal as the Trustee shall deem necessary to protect the Fund (provided, however, that the Trustee shall have no obligation to take any legal action for the benefit of the Fund unless it shall first be indemnified for all expenses in connection therewith, including, without limitation, counsel fees);

(l) Employ suitable agents and legal counsel, who may be counsel for an Employer, and, as a part of its reimbursable expenses under this Agreement, to pay their reasonable compensation and expenses. The Trustee shall be entitled to rely on and may act upon advice of counsel on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice.

(m) Subject to the requirements of applicable law, take all action necessary to settle authorized transactions;

(n) Form corporations and create trusts under the laws of any state for the purpose of acquiring and holding title to any securities or other property, all on such terms and conditions as the Trustee deems advisable;

(o) Make, execute and deliver any and all documents, agreements or other instruments in writing as are necessary or desirable for the accomplishment of any of the powers and duties in this Agreement; and

(p) Generally take all action, whether or not expressly authorized, which the Trustee may deem necessary or desirable for the fulfillment of its duties hereunder.

     4.3  Directed  Powers of Trustee.  In addition to the powers  enumerated in
          Section 4.2,  the Trustee  shall have  --------------------------  the following powers and authority in the administration of the Fund to be exercised solely as directed by the Named Fiduciary:

(a) Invest and reinvest in property, provided that in no case without the consent of the Trustee will the assets of the Fund be invested in assets other than units of collective investment funds;

(b) Settle purchases and sell, exchange, convey, transfer or otherwise dispose of any property at any time held by the Trustee, by private contract or at public auction, for cash or on credit, upon such conditions, at such prices and in the same manner as the Named Fiduciary, shall direct, and no person dealing with the Trustee shall be bound to see to the application of the purchase money or to inquire into the validity, expediency or propriety of any such sale or other disposition;

(c) Engage in other transactions, including free receipts and deliveries, exchanges and other voluntary corporate actions, with respect to property received by the Trustee;

(d) Hold any part of the Fund in cash or cash balances and the Trustee shall not be responsible for the payment of interest on such balances;

(e) Make loans from the Fund to participants in the Plan, which shall be secured by the participants account balance; however, the Named Fiduciary shall have full and exclusive responsibility for loans made to participants, including, without limitation, full and exclusive responsibility for the following: development of procedures and documentation for such loans; acceptance of loan applications; approval of loan applications; disclosure of interest rate information required by Regulation Z of the Federal Reserve Board promulgated pursuant to the Truth in Lending Act, 15 U.S.C. ss. 1601 et seq.; ensuring that such loans shall bear a reasonable rate of interest (within the meaning of Regulation ss. 2550.408(b)(1) promulgated by the Department of Labor); acting as agent of the Trustee for the physical custody and safekeeping of the promissory notes and other loan documents; performing necessary and appropriate recordkeeping and accounting functions with respect to loan transactions; enforcement of promissory note terms, including, but not limited to, directing the Trustee to take specified actions to enforce its rights under the documents relating to plan loans, including, without limitation, the occurrence of events of default and maintenance of accounts and records regarding interest and principal payments on notes. The Trustee shall not in any way be responsible for holding or reviewing such documents, records and procedures and shall be entitled to rely upon such information as is provided by the Named Fiduciary or its own sub-agent or recordkeeper without any requirement or responsibility to inquire as to the completeness or accuracy thereof, but may from time to time examine such documents, records and procedures as it deems appropriate. Unless otherwise instructed in writing by the Named Fiduciary, the Trustee shall have no duty or responsibility to file a UCC-1 form or take other action in order to perfect its security interest in the accounts of a Participant to whom a loan is made. The Company shall indemnify and hold the Trustee and its directors, officers and employees harmless from all claims, liabilities, losses, damages, costs and expenses, including reasonable attorneys' fees, arising out of any action or inaction of the Named Fiduciary with respect to its agency responsibilities described herein with respect to participant loans and this indemnification shall survive the termination of this Agreement;

(f) Deposit cash in interest bearing accounts in the banking department of the Trustee, the Company (provided that the Company meets the requirements of ss. 408(b)(4) of ERISA) or an affiliated banking organization of the Trustee or the Company; and

(g)  Invest  in  any  collective   investment  fund,  including  any  collective
     investment fund maintained by the Trustee or an affiliate. The Trustee shall have no responsibility for the custody or safekeeping of assets transferred to any collective investment trust not maintained by the Trustee. To the extent that any investment is made in any such collective investment fund, the terms of the collective trust indenture shall solely govern the investment duties, responsibilities and powers of the trustee of such collective investment fund and, to the extent required by law or by such indenture, such terms, responsibilities and powers shall be incorporated herein by reference and shall be a part of this Agreement. For purposes of valuation, the value of the interest maintained by the Fund in any such collective investment fund shall be the fair market value of the collective investment fund units held, determined in accordance with generally recognized valuation procedures. The Company expressly understands and agrees that any such collective investment fund may provide for the lending of its securities by the collective investment fund trustee and that such collective investment fund trustee will receive compensation from the borrowers for the lending of securities that is separate from any compensation of the Trustee hereunder, or any compensation of the collective investment fund trustee for the management of such fund;

(h) For the purposes of the fund, to borrow money from any person or persons, including The Bank of New York, to issue the Fund's promissory note or notes therefor, and to secure the repayment thereof by pledging, mortgaging or otherwise encumbering any property in its possession.

     4.4 Standard of Care. The Trustee shall discharge its duties under this Agreement with the care and skill required under ERISA with respect to its duties. The Trustee shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received by it or delivered by it pursuant to this Agreement and shall be held harmless in acting upon any notice, request, direction, instruction, consent, certification or other instrument believed by it to be genuine and delivered by the proper party or parties. The duties of the Trustee shall only be those specifically undertaken pursuant to this Agreement or by separate written agreement.

     4.5 Force Majeure. The Trustee shall not be responsible or liable for any losses to the Fund resulting from nationalization, expropriation, devaluation, seizure, or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Fund's property; or acts of war, terrorism, insurrection or revolution; or acts of God; or any other similar event beyond the control of the Trustee or its agents. This Section shall survive the termination of this Agreement.


                                    SECTION 5

                     APPOINTMENT AND AUTHORITY OF PENTEGRA

     5.1 Appointment and Delegation. The Company hereby certifies to the Trustee that Pentegra Services, Inc. ("Pentegra") is the third party administrator appointed by the Named Fiduciary or the Company to receive, cumulate and communicate investment and distribution directions of the participants and beneficiaries of the Plan with respect to the Fund or the Investment Funds, and the Named Fiduciary has delegated such responsibility and authority exclusively to Pentegra. For purposes of this Agreement, Pentegra shall be a delegee of the Named Fiduciary in accordance with Section 405(c)(1)(B) of ERISA. Except as provided in Section 5.5, the Trustee shall act solely on the directions and instructions communicated to the Trustee by Pentegra and the Trustee shall not be liable for any failure to act on any direction or instruction of any other party.

     5.2 Allocation and Investment Directions to Trustee. Pentegra shall direct the Trustee with respect to the allocation of assets to the Investment Funds, transfers among the Investment Funds and investment and reinvestment of the assets of the Fund and each Investment Fund. The Trustee shall have no duty to invest, and shall not be liable for any interest on, any such assets it holds uninvested pending receipt of directions from Pentegra to invest or reinvest assets of the Fund.

     5.3 Custody of Participant Loan Documents. Pentegra is further authorized and is hereby appointed by the Named Fiduciary and the Company to act as custodian for the Trustee of all original promissory notes and security agreements which shall be held subject to the order of the Trustee. In the event that such custodianship is terminated by Pentegra, the Named Fiduciary or the Trustee, the Named Fiduciary shall retain the originals of all promissory notes and security agreements as custodian for the Trustee.

     5.4 Designation for Authorized Instructions. Pentegra shall furnish the Trustee with a written list of the names, signatures and extent of authority of all persons authorized to act on behalf of Pentegra. The Trustee shall be entitled to rely on and shall be fully protected in acting upon direction reasonably believed by it to be from an authorized party (or omitting to act in the absence of direction) until notified in writing by Pentegra, of a change in the identity of an authorized party. Directions of an authorized party shall be governed by Section 3.2 of this Agreement.

     5.5 Resignation or Removal of Pentegra. In the event Pentegra resigns or is removed as third party administrator under the Plan, or Pentegra's authority is circumscribed in any manner, the Company shall promptly notify the Trustee of such resignation, removal or circumscription of authority and shall furnish the Trustee with Certified Resolutions identifying the Named Fiduciary and any other persons authorized to assume the duties and responsibilities of Pentegra with respect to the Plan. The Trustee shall not have or be deemed to have any responsibility to assume the functions and duties of Pentegra, shall have no duty or responsibility to invest or reinvest the assets of the Fund and shall not be liable for any losses to the Fund (including any opportunity costs) as a result of its failure to act prior to receiving the foregoing Certified Resolution.

                                    SECTION 6

                           REPORTING AND RECORDKEEPING




     6.1 Records and Accounts. The Trustee shall keep full and accurate records of all receipts, investments, disbursements, and other transactions hereunder, including such specific records as may be agreed upon in writing between the Company and the Trustee. Within ninety (90) days after the end of each fiscal year of the Trust or within ninety (90) days after its removal or resignation or the termination of this Agreement, the Trustee shall file with the Company a written account of the administration of the Fund showing all transactions effected by the Trustee and all property held by the Fund at its fair market value for the accounting period. If, within ninety (90) days after the Trustee mails such account to the Company, the Company has not given the Trustee written notice of any exception or objection thereto, the statement shall be deemed to have been approved, and in such case, the Trustee shall not be liable for any matters in such statements. Upon prior written notice, the Company or its agent shall have the right at its own expense to inspect the Trustee's books and records directly relating to the Fund during normal business hours. If for any reason the Trustee fails to file an account required of the Trustee within the applicable times specified hereunder, such account shall be filed by the Trustee after the expiration of such time as soon as is reasonably practicable. To the extent that the Trustee shall be required to value the assets of the Fund, the Trustee may rely for all purposes of this Agreement upon any certified appraisal or other form of valuation submitted by the Named Fiduciary, Pentegra, any investment manager or other third party appointed by the Named Fiduciary. Nothing in this Section shall impair Trustee's right to judicial settlement of any account rendered by it. In any such proceeding the only necessary parties shall be the Trustee, the Company and any other party whose participation is required by law, and any judgment, decree or final order entered shall be conclusive on all persons having an interest in the trust.

The fiscal year of the Trust shall be the plan year as established under the terms of the Plan.

     6.2 Non-Fund Assets. The duties of the Trustee shall be limited to the assets held in the Fund, and the Trustee shall have no duties with respect to assets held by any other person including, without limitation, any other trustee for the Plan unless otherwise agreed in writing. The Company hereby agrees that the Trustee shall not serve as, and shall not be deemed to be, a co-trustee under any circumstances. The Named Fiduciary may request the Trustee to perform a recordkeeping service with respect to property held by others and not otherwise subject to the terms of this Agreement. To the extent the Trustee shall agree to perform this service, its sole responsibility shall be to accurately reflect information on its books which it has received from the Named Fiduciary.


                                    SECTION 7

                 COMPENSATION, EXPENSES, TAXES, INDEMNIFICATION

     7.1 Compensation and Expenses. The Trustee shall be entitled to compensation for services under this Agreement as mutually agreed by the Company and the Trustee. The Trustee shall also be entitled to reimbursement for reasonable expenses incurred by it in the discharge of its duties under this Agreement. The Trustee is authorized to charge and collect from the Fund any and all such fees and expenses to the extent such fees and expenses are not paid directly by the Company, another Employer or by Pentegra (acting on behalf of the Company or such other Employer).

All amounts (including taxes) paid from the Fund which are allocable to an Investment Fund shall be charged to such Investment Fund in accordance with
Section 4.1 of this Agreement. All such expenses which are not so allocable shall be charged against each of the Investment Funds in the same proportion as the value of the total assets held in such Investment Fund bears to the value of the total assets in the Fund.

To the extent the Trustee advances funds to the Fund for disbursements or to effect the settlement of purchase transactions, the Trustee shall be entitled to collect from the Fund an amount equal to what would have been earned on the sums advanced (an amount approximating the "federal funds" interest rate).

     7.2 Tax Obligations. To the extent that the Company or Named Fiduciary has provided necessary information to the Trustee, the Trustee shall use reasonable efforts to assist the Company or the Named Fiduciary with respect to any Tax Obligations. The Company or Named Fiduciary shall notify the Trustee of any Tax Obligations. Notwithstanding the foregoing, the Trustee shall have no responsibility or liability for any Tax Obligations now or hereafter imposed on any Employer or the Fund by any taxing authorities, domestic or foreign, except as provided by applicable law.

To the extent the Trustee is responsible under any applicable law for any Tax Obligation, the Company or the Named Fiduciary shall inform the Trustee of all Tax Obligations, shall direct the Trustee with respect to the performance of such Tax Obligations, and shall provide the Trustee with all information required by the Trustee to meet such Tax Obligations. All such Tax Obligations shall be paid from the Fund unless paid by the Company or another Employer.

     7.3 Indemnification. The Company shall indemnify and hold harmless the Trustee and its directors, officers and employees from all claims, liabilities, losses, damages and expenses, including reasonable attorneys' fees and expenses, incurred by the Trustee in connection with this Agreement, except those resulting from the Trustee's gross negligence, bad faith or willful misconduct. This indemnification (as well as any other indemnification in this Agreement) shall survive the termination of this Agreement. If the Trustee is acting as a successor trustee or succeeds to responsibilities hereunder for trusteeship of plan assets with respect to the Fund (or any portion thereof), the Company hereby agrees to hold the Trustee harmless from and against any tax, claim, liability, loss, damage or expense incurred by or assessed against it as such successor as a direct or indirect result of any act or omission of a predecessor trustee or any other person charged under any agreement affecting Fund assets with investment responsibility with respect to such assets, except for such taxes, claims, liabilities, losses, damages or expenses attributable to the Trustee's own gross negligence, bad faith or willful misconduct.

                                    SECTION 8

                  AMENDMENT, TERMINATION, RESIGNATION, REMOVAL



     8.1 Amendment. This Agreement may be amended by written agreement signed by the Company and the Trustee. This Agreement may be terminated at any time by the Company by written instrument delivered to the Trustee. Thereafter, the Trustee shall distribute all assets of the Fund, less any fees and expenses payable from the Fund with respect to the Plan, pursuant to instructions of the Named Fiduciary. The Trustee may condition its delivery, transfer or distribution of any assets upon the Trustee's receiving assurances reasonably satisfactory to it that the approval of appropriate governmental or other authorities has been secured and that all notices and other procedures required by applicable law have been complied with. The Trustee shall be entitled to assume that such distributions are in full compliance with and not in violation of the terms of the Plan or any applicable law.

     8.2 Removal or Resignation of Trustee. The Trustee may be removed with respect to all or part of the Fund upon receipt of sixty (60) days' written notice (unless a shorter or longer period is agreed upon) from the Company. The Trustee may resign as Trustee hereunder upon sixty
          (60) days' written notice (unless a shorter or longer period is agreed upon) delivered to the Company. In the event of such removal or resignation, a successor trustee will be appointed and the retiring Trustee shall transfer the Fund, less such amounts as may be reasonable and necessary to cover its compensation and expenses. In the event the Company fails to appoint a successor trustee within sixty (60) days of receipt of written notice of resignation, the Trustee reserves the right to seek the appointment of a successor trustee from a court of competent jurisdiction. The Trustee shall have no duties, responsibilities or liability with respect to the acts or omissions of any successor trustee.

     8.3 Property Not Transferred. The Trustee reserves the right to retain such property as is not suitable for distribution or transfer at the time of the termination of a Plan or this Agreement and shall hold such property for the benefit of those persons or other entities entitled to such property until such time as the Trustee is able to make distribution. Upon the appointment and acceptance of a successor trustee, the Trustee's sole duties shall be those of a custodian with respect to any property not transferred to the successor trustee.

                                    SECTION 9

                              ADDITIONAL PROVISIONS

     9.1 No Merger, Consolidation or Transfer of Plan Assets or Liabilities. Notwithstanding anything to the contrary contained herein, no merger, consolidation or transfer of the assets or liabilities of the Plan with or to any other plan shall be permitted, except in compliance with the provisions of ERISA and the Code which are applicable to such mergers, consolidations or transfers, including, without limitation, Sections 208 and 4043(b)(8) of ERISA and Sections 401(a)(12), 414(l), and 6058(b) of the Code, and the regulations thereunder.

     9.2 Assignment or Alienation. Except as may be required by law or permitted by the Plan, the Fund shall not be subject to any form of attachment, garnishment, sequestration or other actions of collection afforded creditors of the Employer, participants or beneficiaries under the Plan. The Trustee shall not recognize any permitted assignment or alienation of benefits unless directed to do so by the Named Fiduciary or required to do so by applicable law.

     9.3 Successors and Assigns. Neither the Company nor the Trustee may assign this Agreement without the prior written consent of the other, except that the Trustee may assign its rights and delegate its duties hereunder to any corporation or entity which directly or indirectly is controlled by, or is under common control with, the Trustee. This Agreement shall be binding upon, and inure to the benefit of, the Company and the Trustee and their respective successors and permitted assigns. Any entity which shall by merger, consolidation, purchase, or otherwise, succeed to substantially all the trust business of the Trustee shall, upon such succession and without any appointment or other action by the Company, be and become successor trustee hereunder, upon notification to the Company.

     9.4 Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York (without giving effect to conflict of law principles thereof) to the extent not preempted by Federal law.

     9.5 Necessary Parties. The Trustee reserves the right to seek a judicial or administrative determination as to its proper course of action under this Agreement. Nothing contained herein will be construed or interpreted to deny the Trustee or the Company the right to have the Trustee's account judicially determined. To the extent permitted by law, only the Trustee and the Company shall be necessary parties in any application to the courts for an interpretation of this Agreement or for an accounting by the Trustee, and no participant or beneficiary under the Plan or other person having an interest in the Fund shall be entitled to any notice or service of process. Any final judgment entered in such an action or proceeding shall, to the extent permitted by law, be conclusive upon all persons.

     9.6 No Third Party Beneficiaries. The provisions of this Agreement are intended to benefit only the parties ---------------------------- hereto, their respective successors and assigns, and participants and their beneficiaries under the Plan. There are no other third party beneficiaries.

     9.7 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument and may be sufficiently evidenced by one counterpart.

     9.8 No Additional Rights. Neither the establishment of the Fund nor this Agreement shall be considered as giving any Plan participant or any other person any legal or equitable rights against the Employer, the Named Fiduciary, the Trustee or the assets, whether corpus or income, of the Fund unless such right is specifically provided for in this Agreement or the Plan, nor shall it be considered as giving any Plan participant or other employee of the Employer the right to continue in the service of the Employer in any capacity.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the effective date set forth above.



----------------------------------------------------------- --------------------------------------------------------
Authorized Signer of:                                       Authorized Officer of:
APPALACHIAN BANCSHARES, INC.                                THE BANK OF NEW YORK


By: _________________________                               By: _________________________
Name:                                                       Name:
Title:                                                      Title:


Date:                                                       Date:
----------------------------------------------------------- --------------------------------------------------------

 TAXPAYER IDENTIFICATION NUMBER CERTIFICATION

By signing below the Client hereby certifies under penalties of perjury that the taxpayer identification number provided below is correct and that the Client is not subject to back-up withholding on reportable payments credited to the Clients Account by the Custodian. The Client may not be subject to back-up withholding either because the Client is exempt from back-up withholding because it is an "recipient," (b) the Client has not been notified by the Internal Revenue Service that it is subject to back-up withholding for failure to report all interest or dividends, or (c) the IRS has notified the Client that it is no longer subject to back-up withholding. (If (a), (b), or (c) do not apply, please cross out.) Failure to sign below and provide a valid taxpayer identification number may require that the Custodian apply federal income tax withholding at the rate of 31% (or the rate as required by law) on all reportable payments made to the Account established under this Agreement.

The Internal  Revenue  Service does not require your consent to any provision of
this  document   other  than  the   certifications   required  to  avoid  backup
withholding.

TRACY R. NEWTON, KENT W. SANFORD and JOSEPH HENSLEY, TRUSTEE ON BEHALF OF THE APPALACHIAN BANCSHARES, JNC. EMPLOYEES' SAVINGS & PROFIT SHARING PLAN AND TRUST


By: /s/ Tracy R. Newton                 By:  /s/ Joseph C. Hensley
   ----------------------------            --------------------------
Name:  Tracy R. Newton                  Name:  Joseph C. Hensley
     --------------------------              ------------------------
Title: President and CEO                Title: Director
     --------------------------              ------------------------


By: /s/ Kent W. Sanford
   ----------------------------
Name:  Kent W. Sanford
     --------------------------
Title: Executive Vice President
     --------------------------

P.O. Box G o 315 Industrial Blvd. o Ellijay, Georgia 30540-0001 o (706) 276-8000
o Fax: (706)276-8010






May 15, 2002


Mr. Angelo J. Regina, Assistant Vice President
The Bank of New York
One Wall Street, 12th Floor
New York, NY 10286

RE: Letter from the Named Fiduciaries -Appalachian Bancshares, Inc. Employees' Savings & Profit Sharing Plan and Trust

Dear Mr. Regina:

The above Plan shall be administered by a Committee consisting of at least three members, appointed by and holding office at the pleasure of the Board of Directors. The Committee shall have the authority to control and manage the operation and administration of the Plan as a named fiduciary under section 402(a)(1) of ERISA.

Please note that effective January 29, 2002 the following individuals are named as members of the Committee for the above Plan, and have accepted such appointment as Named Fiduciaries under the Plan and Trust. For purposes of giving instructions to the Bank of New York, only one signature is required by any member of the Committee.


                   Committee for Appalachian Bancshares. Inc.
               Employees' Savings & Profit Sharing Plan and Trust

       Tracy R. Newton                                             /s/  Tracy R. Newton
-----------------------------------------------------         -----------------------------------------------------
(name)                           (original signature)

       Rodger E. Futch                                            /s/  Rodger E.  Futch
-----------------------------------------------------         -----------------------------------------------------
(name)                           (original signature)

       Joseph C. Hensley                                          /s/  Joseph C. Hensley
-----------------------------------------------------         -----------------------------------------------------
(name)                           (original signature)


Sincerely,

Tracy R. Newton
President and CEO

Cc:    Ms. Jane Porter
       Pentegra Group, Inc.

                            -------------------------

                                CUSTODY AGREEMENT

                                 by and between

               TRACY R. NEWTON, KENT W. SANFORD AND JOSEPH HENSLEY
                                   AS TRUSTEE
                                ON BEHALF OF THE
                          APPALACHIAN BANCSHARES, INC.
               EMPLOYEES' SAVINGS & PROFIT SHARING PLAN AND TRUST

                                       and

                              THE BANK OF NEW YORK
                          ----------------------------



TABLE OF CONTENTS

                                                                                                                     Page

1.   Contributions............................................................................................        1

2.   Distributions............................................................................................        1

3.   Authorized Parties.......................................................................................        2

4.   Authorized Instructions..................................................................................        2

5.   Directed Powers of Custodian.............................................................................        2

6.   Discretionary Powers of Custodian........................................................................        4

7.   Duties of Custodian......................................................................................        5

8.   Settlement of Securities Transactions....................................................................        5

9.   Tax Law..................................................................................................        6

10.  Non-Account Assets.......................................................................................        6

11.  Reporting and Recordkeeping..............................................................................        6

12.  Standard of Care.........................................................................................       6

13.  Force Majeure............................................................................................       7

14.  Compensation and Expenses................................................................................       7

15.  Indemnification..........................................................................................       7

16.  Amendment or Termination.................................................................................       7

17.  Governing Law............................................................................................       8

18.  Necessary Parties........................................................................................       8

19.  Custodian Status.........................................................................................        8

20.  Execution in Counterparts................................................................................        8



Taxpayer Identification Number Certification

                                CUSTODY AGREEMENT





THIS CUSTODY AGREEMENT, of ______________, 20__, ("Agreement") by and between TRACY R. NEWTON, KENT W. SANFORD and JOSEPH HENSLEY as Trustee on behalf of the APPALACHIAN BANCSHARES, INC. EMPLOYEES' SAVINGS & PROFIT SHARING PLAN AND TRUST ("Trust") ("Client") and THE BANK OF NEW YORK (the "custodian").


                              W I. T N E S S E T H:


WHEREAS, the Client and the Custodian desire to establish a custody account to provide for the safekeeping and recordkeeping of certain property of the Trust;


NOW, THEREFORE, the Client and the Custodian, each intending to be legally bound, agree as follows:


     1. Contributions. The Client hereby appoints THE BANK OF NEW YORK as Custodian for any property acceptable to the Custodian which the Client may deposit to the Custodian's care ("Account") .The Custodian shall have no responsibility for any property until it is received by the Custodian or its agents or subcustodians.


     2. Distributions. The Custodian shall make distributions out of the Account pursuant to Authorized Instructions, as defined below. Such Authorized Instructions need not specify the purpose of the payments so ordered, and the Custodian shall not be responsible in any way, including any duty of inquiry, respecting the purpose or propriety of such payments or for the administration of the Plan or the Trust. Any such Authorized Instructions shall constitute a certification that the payment directed is one which the Trustee is authorized to direct. If a dispute arises as to who is entitled to or should receive any benefit or payment, the Custodian may withhold such payment until the dispute has been resolved.

     3. Authorized Parties. The Client shall furnish the Custodian with a duly certified written list of the names and signatures of all persons authorized to direct the Custodian on behalf of the Client under the terms of this Agreement. The Trustee hereby certifies to the Custodian that Pentegra Services, Inc. ("Pentegra") is authorized to communicate investment and distribution directions to the Custodian with respect to the Account. Pentegra shall furnish the Custodian with a duly certified written list of the names and signatures of the person or persons who are authorized to represent Pentegra in dealings with the Custodian. The Custodian shall be entitled to deal with any person or entity so identified by the Client or Pentegra ("Authorized Party or
          Authorized   Parties")  until  notified   otherwise  in  writing.

     4. Authorized Instructions. All directions and instructions to the Custodian from an Authorized Party shall be in writing, by facsimile transmission or authenticated electronic transmission, if specifically agreed to in writing by the Client and the Custodian, provided the Custodian may, in its discretion accept oral directions and instructions and may require confirmation in writing. The Custodian shall be fully protected in acting in accordance with all such directions and instructions ("Authorized Instructions") which it reasonably believes to have been given by an Authorized Party or in failing to act in the absence thereof.

     5. Directed Powers of Custodian. The Custodian shall have and exercise the following powers and authority in the administration of the Account upon the direction of an Authorized Party:

          a. Settle purchases and sales and engage in other transactions, including free receipts and deliveries, exchanges and other voluntary corporate actions, with respect to securities or other property received by the Custodian and pay any assessments or charges in connection therewith and no person dealing with the Custodian shall be bound to see to the application of the purchase money or to inquire into the validity, expediency or propriety of any such sale or other disposition;

          b. Sell or exercise any conversion privileges, subscription rights, warrants or other options and to make any payments incidental thereto; but the Trustee understands that, where warrants, options, tenders or other securities or rights have fixed expiration dates, in order for the Custodian to act, it must receive instructions at its offices, addressed as the Custodian may from time to time request, by no later than noon (N.Y. City time) at least one business day prior to the last scheduled date to act with respect thereto (or such earlier date or time as the Custodian may specify);

          c. Compromise, compound, settle or arbitrate any claim, debt or obligation due to or from it as Custodian and reduce the rate of interest on, extend or otherwise modify, or foreclose upon default or otherwise enforce any such obligation;

          d. Execute proxies for any stocks, bonds or other securities held in the Account;

          e. Lend the assets of the Account upon such terms and conditions as are deemed necessary and appropriate; and

          f. Commence or defend suits or legal proceedings and represent the Account in all suits or legal proceedings in any court or before any other body or tribunal (provided, however, that the Custodian shall have no obligation to take any legal action for the benefit of the Account unless it shall first be indemnified for all expenses in connection therewith, including without limitation counsel fees);

          g. Take all action necessary to pay for authorized transactions, including the power to borrow or raise monies from any lender, including the Custodian in its corporate capacity in conjunction with its duties under this Agreement upon such terms and conditions as the Custodian may deem advisable to settle security purchases and/or foreign exchange or contracts for foreign exchange and to secure the repayments thereof by pledging all or any part of the Account;

          h. Invest available cash in any collective investment fund, including a collective investment fund maintained by the Custodian or an affiliate of the Custodian for collective investment of employee benefit trusts or to deposit available cash in interest bearing accounts in the banking department of the Custodian or an affiliated banking organization. To the extent that any investment is made in any such collective investment fund, the Client hereby represents and confirms that the Account is either:

          (i) a tax-exempt trust pursuant to Section 501 (a) of the Internal Revenue Code of 1986, as amended ("Code"), consisting solely of assets of qualified plans within the meaning of Section 401

          (a) of the Code, and that the trust expressly permits the commingling of its assets with assets of other trusts through the medium of collective investment funds, and that the trust expressly provides that to the extent of its equitable share in such collective investment fund, the declaration of trust of said collective investment fund shall be deemed a part of the trust; or

               (ii) a governmental  plan within the meaning ", Section 414(d) of the Code  and the  declaration  of trust of said  collective investment fund and the trust thereby created shall be a part of this Agreement and of the governmental plan. The Client expressly understands and agrees that any such collective investment fund may provide for the lending of its securities by the collective investment fund trustee and that such collective investment fund trustee will receive compensation for the lending of securities that is separate from any compensation of the Custodian hereunder, or any compensation of the collective investment fund trustee for the management of such fund. The Client agrees to notify the Custodian immediately in the event the Account ceases to be tax exempt under (i) or (ii) above. Notwithstanding the foregoing, the Custodian shall not be liable for interest on any cash balances it holds uninvested pending receipt of investment instructions from an Authorized Party. The Custodian shall not be liable for any loss to or diminution of the Account resulting from any action taken or omitted by the Custodian pursuant to this Section, except if due to the Custodian's gross negligence or willful misconduct; and

               i. Generally to exercise any of the powers of an owner with respect to stocks, bonds, securities or other property held in the Account.

6. Discretionary Powers of Custodian. The Custodian shall have and exercise the following powers and authority in administration of the Account in its sole discretion:

     a. Appoint agents, sub-custodians or depositories, domestic or foreign, as to part or all of the Account;

     b. Hold property in nominee name, in bearer form, or in book entry form, in a clearinghouse corporation or in a depository (including a corporate affiliate of the Custodian) long as the Custodian's records clearly indicate that the assets held are a part of the Account;

     c. Employ suitable agents and legal counsel, who may be counsel for the Client, and, as a part of its reimbursable expenses under this Agreement, to pay their reasonable compensation and expenses. The Custodian shall be entitled to rely on and may act upon advice of counsel on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice;

     d. Collect all interest, dividends and other income payable with respect to property in the Account, and surrender securities at maturity or when advised of earlier call for redemption, provided that the Custodian shall not be liable for failure to surrender any security for redemption prior to maturity or take other action if notice of such redemption or other action was not provided to the Custodian by the issuer, an Authorized Party or one of the nationally recognized bond or corporate action services to which the Custodian subscribes;


     e. Exchange securities in temporary form for securities in definitive form, and to effect an exchange of shares where the par value of stock is changed;

     f. Form corporations and to create trusts under the laws of any state for the purpose of acquiring and holding title to any securities or other property, all on such terms and conditions as it deems advisable;

     g.   Make,  execute and deliver any and all  document,  agreements or other
          instruments   in  writing  as  is  necessary  or  desirable   for  the
          accomplishment of any of the powers in this Agreement; and

     h. Generally take all action, whether or not expressly authorized, which the Custodian may deem necessary or desirable for the fulfillment of its duties hereunder.

7. Duties of Custodian. The custodian shall perform or cause its agents or sub-custodians to perform the following duties with respect to the Account:

     a. Hold the property in safekeeping facilities of the Custodian or of other custodian banks or clearing corporations, in the U.S. or elsewhere;

     b. Collect all income payable to and all distributions due to the Account and sign on the Account's behalf all declarations, affidavits, and certificates of ownership required to collect income and principal payments;

     c. Collect all proceeds from securities, certificates of deposit or other investments which may mature or be called and affect purchases and sales of assets as directed pursuant to sections 4 and 5;

     d. Submit or cause to be submitted to the Client or Pentegra, as designated by the Client, on a best efforts basis all information received by the Custodian regarding ownership rights pertaining to property held in the Account;

     e.   Attend to involuntary corporate actions;

     f. Determine, or cause to be determined, the fair market value of the Account as of such dates as the Client and the custodian may agree upon, in accordance with methods consistently followed and uniformly applied. In determining fair market value of the Account, the Custodian shall be protected in relying on values recommended by an Authorized Party or any third party charged with the responsibility of valuing any collective investment fund in which assets of the Account are invested; and

     g.   Render periodic statements for property held hereunder.

8. Settlement of Securities Transactions. The Trustee understands that when the Custodian is directed to deliver property against payment, delivery of the property and receipt of payment may not be simultaneous. The risk of non-receipt of payment shall be the Trust's and the Custodian shall have no liability therefor. When the Custodian is instructed to receive property, it is authorized to accept documents in lieu of such property as long as such documents contain the agreement of the issuer thereof to hold such property subject to the Custodian's sole order.

9. Tax Law. a. The Custodian shall use its best efforts to assist the Authorized Party, to the extent the Authorized Party has provided necessary information, with respect to any tax obligations, including responsibility for taxes, withholding, certification and reporting requirements, claims for exemptions or refund, interest, penalties and other expenses ("Tax obligations"). The Client shall cause the Authorized Party to notify the Custodian of such Tax Obligations. The Custodian shall have no responsibility or liability for any Tax Obligations now or hereafter imposed on the Client or the Account by any taxing authorities, domestic or international.

     b. To the extent the Custodian is responsible under any applicable law for any Tax Obligation, the Client shall cause the Authorized Party to inform the Custodian of all Tax Obligations, shall direct the custodian with respect to the performance of such Tax Obligations and shall provide the Custodian with all information required by the Custodian to meet such Tax Obligations.

10. Non-Account Assets. The Client may request the Custodian to perform a recordkeeping function with respect to property held by others and not otherwise subject to the terms of this Agreement. To the extent the custodian shall agree to perform this service, its sole responsibility shall be to accurately reflect information on its books which it has received from an Authorized Party.

11. Reporting and Recordkeeping. If, within ninety (90) days after the Custodian mails to the Client a statement with respect to the Account, the Client has not given the custodian written notice of any exception or objection thereto, the statement shall be deemed to have been approved, and in such case, the Custodian shall not be liable for any matters in such statements. The Client shall have the right at its own expense to inspect the Custodian's books and records directly relating to the Account during normal business hours or to designate an accountant to make such inspection. Nothing herein contained shall impair the right of the Custodian to a judicial settlement of any account of proceedings rendered by it.

12. Standard of Care. In performing its duties under this Agreement, the Custodian shall exercise the care and diligence of a prudent man acting in a like custodial capacity. The duties of the Custodian shall only be those specifically undertaken pursuant to this Agreement. The custodian shall not be liable for any act or omission of another person in carrying out any responsibility imposed upon such person. The Custodian shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received by it or delivered by it pursuant to this Agreement and shall be held harmless in acting upon any notice, request, direction, instruction, consent, certification or other instrument believed by it to be genuine and delivered by an Authorized Party.

 13.
     Force Majeure. The Custodian shall not be responsible or liable for any losses to the Account resulting from nationalization, expropriation, devaluation, seizure, or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Account's property; or acts of war, terrorism, insurrection or revolution; or acts of God; or any other similar event beyond the control of the Custodian or its agents. This Section shall survive the termination of this Agreement.

14.  Compensation
     and Expenses. The Custodian shall be entitled to compensation for services under this Agreement as mutually agreed. The Custodian shall also be entitled to reimbursement for reasonable expenses incurred by it in the discharge of its duties under this Agreement. The Custodian is authorized to charge and collect from the Account any and all fees and expenses earned unless such fees and expenses are paid directly by the Client. To the extent the Custodian advances funds to the Account for disbursements or to effect the settlement of purchase transactions, the Custodian shall be entitled to collect from the Account an amount equal to what would have been earned on the sums advances (an amount approximating the "federal funds" interest rate).

15. Indemnification.  The Client shall indemnify and
     hold harmless the Custodian from all liability and expense, including reasonable counsel fees and expenses, arising out of the performance of its obligations under this Agreement, except as a result of the Custodian's own gross negligence or willful misconduct. This indemnification shall survive the termination of this Agreement. 16. Amendment or Termination. This agreement may be amended by written agreement of the Client and the Custodian and may be terminated by either party upon ninety (90) days' notice in writing to the other party. Upon such termination, the Custodian shall pay over the Account to the Trustee or to a third party designated by the Trustee in writing, withdrawing any part of the Account then held in any collective investment trust of The Bank of New York. The Custodian may reserve such sum of money from the Account as it may reasonably deem advisable for the payment of its fees and expenses in connection with the settlement of its account or otherwise. Any balance of such reserve remaining after the payment of such fees and expenses shall be paid over to the Trustee, or to such third party. If such reserve shall be insufficient to pay such fees and expenses, the Trustee shall pay the Custodian the amount of any deficiency. Upon any such termination, all indemnities herein shall remain in full force and effect. 17. Governing Law. This Agreement shall be construed in accordance with and governed by the internal substantive laws (and not the choice of law rules) of the State of New York. 18. Necessary Parties. All of the understandings, agreements, representations and warranties contained herein are solely for the benefit of the Client and the Custodian and there are no other parties who are intended to be benefited, in any way whatsoever, by this Agreement. 19. Custodian Status. The Client hereby acknowledges and agrees that the Custodian, by virtue of accepting and carrying out its duties under this Agreement, is neither a named or deemed fiduciary under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Client expressly acknowledges that the Custodian has no discretionary authority with respect to investment management of the Account nor reporting or disclosure responsibilities to benefit plan participants or governmental regulatory agencies, under Title I of ERISA. 20. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument and may be sufficiently evidenced by one counterpart.

                          ----------------------------


                            INTERNAL REVENUE SERVICE

                        Favorable Approval Letter of the

                        Pentegra Services Inc. Prototype

                      Non-Standardized Profit Sharing Plan

                          ----------------------------

Internal Revenue Service                              Department of the Treasury

Plan Description: Phototype Non-Standardized Profit Sharing Plan with CODA
FFN: 50370030001-001  Case: 200100310   EIN: 13-3745616   Washington, DC   20224
Letter Serial No.: K372426a
                                                   Contact Person: Ms. Arrington
PENTEGRA SERVICES, INC.
                                                Telephone Number: (202) 283-8811
108 CORPORATE PARK DRIVE
                                                     In Reference To: T:EP:RA:Tl
WHITE PLAINS, NY 10604
                                                                Date: 03/07/2002


Dear Applicant:

In our  opinion,  the form of the plan  identified  above  is  acceptable  under section 401 of the Internal Revenue Code for use by employers for the benefit of their employees. This opinion relates only to the acceptability of the form of the plan under the Internal Revenue Code. It is not an opinion of the effect of other federal or local statutes.

You must furnish a copy of this letter to each employer who adopts this plan. You are also required to send a copy of the approved form of the plan, any approved amendments and related documents to Employee Plans Determinations in Cincinnati at the address specified in section 9.11 of the Rev. Proc. 2000-20, 2000-6 I.R.B. 553.

This letter considers the changes in qualifications requirements made by the Uruguay Round Agreements Act (GA TT), Pub. L. 103-465, the Small Business Job Protection Act of 1996, Pub. L. 104-188, the Uniformed Services Employment and Reemployment Rights Act of 1994, Pub. L. 103-353, the Taxpayer Relief Act of 1997, Pub. L. 105-34, the Internal Revenue Service Restructuring and Reform Act of 1998, Pub. L. 105-206 and the Community Renewal Tax Relief Act of 2000, Pub.
L. 106-554. These laws are referred to collectively as GUST.

Our opinion on the acceptability of the form of the plan is not a ruling or determination as to whether an employer's plan qualifies under Code section 401(a). However, an employer that adopts this plan may rely on this letter with respect to the qualification of its plan under Code section 401 (a), as provided for in Announcement 2001-77, 2001-30 I.R.B. and outlined below. The terms of the plan must be followed in operation.

Except as provided below, our opinion does not apply with respect to the requirements of: (a) Code sections 401(a)(4), 401 (a)(26), 401 (1), 41 O(b) and 414(s). Our opinion does not apply for purposes of Code section 401 (a)(1 O)(B) and section 401(a)(16), if all employer ever maintained another qualified plan for one or more employees who at-e covered by this plan. For this purpose, the employer will not be considered to have maintained another plan merely because the employer has maintained another defined contribution plan(s), provided such other plan(s) has been terminated prior to the effective date of this plan and no annual additions have been credited to the account of any participant under such other plan(s) as of any date within the limitation year of this plan. Likewise, if this plan is first effective on or after the effective date of the repeal of Code section 415( e ), the employer will not be considered to have maintained another plan merely because the employer has maintained a defined benefit plan(s), provided the defined benefit plan(s) has been terminated prior to the effective date of this plan. Our opinion also does not apply for purposes of Code section 401 (a)(16) if, after December 31, 1985, the employer maintains a welfare benefit fund defined in Code section 419( e ), which provides postretirement medical benefits allocated to separate accounts for key employees as defined in Code section 419A(d)(3).

Our opinion applies with respect to the requirements of Code section 410(b) if 100 percent of all nonexcludable employees benefit under the plan. Employers that elect a safe harbor allocation formula and a safe harbor compensation definition can also rely on an opinion letter with respect to the nondiscriminatory amounts requirement under section 401(a)(4) and the requirements of sections 401(k) and 401(m) (except where the plan is a safe harbor plan under section 401(k)(12) that provides for the safe harbor contribution to be made under another Plan).

PENTEGRA SERVICES, INC
FFN: 50370030001-001
Page 2

An employer that elects to continue to apply the pre-GUST family aggregation rules in years beginning after December 31, 1996, or the combined p1an limit of section 415(e) in years beginning after December 31, 1999, will not be able to rely on the opinion letter without a determination letter. The employer may request a determination letter by filing an application with Employee Plans Determinations on Form 5307, Application for Determination for Adopters of Master or Prototype or Volume Submitter Plans.

If you, the master or prototype sponsor, have any questions concerning the IRS processing of this case, please call the above telephone number. This number is only for use of the sponsor. Individual participants and/or adopting employers with questions concerning the plan should contact the master or prototype sponsor. The plan's adoption agreement must include the sponsor's address and telephone number for inquiries by adopting employers,

If you write to the IRS regarding this plan, please provide your telephone number and the most convenient time for us to call in case we need more information. Whether you call or write, please refer to the Letter Serial Number and File Folder Number shown in the heading of this letter.

You should keep this letter as a permanent record. Please notify us if you modify or discontinue sponsorship of this plan.

                                             Sincerely yours,

                                             /s/  Paul T. Shulty

                                             Director
                                             Employee Plans Rulings & Agreements